UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06349

Name of Fund:  BlackRock Latin America Fund, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Latin America

Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2020

Date of reporting period: 04/30/2020

Item 1 – Report to Stockholders

APRIL 30, 2020

2020 Annual Report

BlackRock Asian Dragon Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Long-Horizon Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first three quarters of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the reporting period with negative performance, while in the U.S. only large-capitalization stocks delivered a slightly positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is underway, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.16)%	0.86%
U.S. small cap equities (Russell 2000® Index)	(15.47)	(16.39)
International equities (MSCI Europe, Australasia, Far East Index)	(14.21)	(11.34)
Emerging market equities (MSCI Emerging Markets Index)	(10.50)	(12.00)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.85	2.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	10.73	19.78
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.86	10.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.26)	2.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.60)	(4.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2020	BlackRock Asian Dragon Fund, Inc.

Investment Objective

BlackRock Asian Dragon Fund, Inc.’s (the “Fund”) investment objective is to seek to maximize total return.

On November 13, 2019, the Board approved a change in the fiscal year-end of the Fund, effective as of April 30, 2020, from December 31 to April 30.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual period from January 1, 2020 through April 30, 2020, the Fund’s Institutional, Investor A, Investor C, Class K and Class R Shares returned (12.80)%, (12.84)%, (13.17)%, (12.80)% and (12.98)%, respectively, underperforming its benchmark, the MSCI AC Asia ex Japan Index, which returned (11.07)%.

What factors influenced performance?

During the period, stock selection in India and an overweight position to and stock selection within Indonesia were the main detractors from Fund performance. In terms of individual positions, IndusInd Bank Ltd., Mahindra & Mahindra Financial Services Ltd. and China Oilfield Services Ltd. represented the largest detractors. IndusInd Bank and Mahindra & Mahindra were hurt by the spread of the coronavirus, India’s national lockdown, fears of increases in non-performing assets, and deposit outflows due to the country’s liquidity squeeze. Sentiment with respect to China Oilfield Services Ltd. suffered from falling energy prices as oil markets suffered a technical collapse, causing one measure of crude oil prices to turn negative for the first time in history.

Stock selection in China and South Korea, as well as the Fund’s cash position, were the principal contributors to Fund performance. Individual holdings that led positive contributions included Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Asymchem Laboratories Tianjin Co. Ltd. and Samsung Biologics Co. Ltd. Shenzhen Mindray, a Chinese medical device company, was the top contributor as the company received an emergency purchase order of 10,000 units of medical equipment from the Italian government on the heels of delivering more than 50,000 units in China over a two-month period. The stock price of Chinese pharmaceutical company Asymchem Laboratories benefited alongside China’s health care sector amid the coronavirus outbreak, and was boosted by news in February that Hong Kong-based investment firm Hillhouse Capital Management will acquire a stake in Asymchem. Lastly, the stock price of the South Korean biopharmaceutical company Samsung Biologics was rewarded for its activities related to the coronavirus.

Describe recent portfolio activity.

Toward the end of the period, the Fund rotated out of more defensive positions, reducing exposure to health care, consumer staples and telecommunication services. Proceeds were invested in cyclical stocks that the investment adviser believes can benefit from fiscal stimulus, and areas such as energy that have experienced significant market dislocations due to the coronavirus pandemic. The Fund purchased shares of China National Offshore Oil Corp. (CNOOC), as the company is delivering growth while its valuation remains attractive. The Fund also purchased the Chinese medical device company Lepu Medical Technology Co. Ltd. based on the firm’s strong pipeline for both medical devices and drugs. In addition, the Fund took advantage of the equity market downturn and purchased aggressively sold-off stocks including China Life Insurance Co. Ltd., the Hong Kong-based online travel agency Trip.com Group Ltd., Thailand’s PTT Exploration & Production Co. Ltd. and the South Korean diversified holding company SK Group. The Fund also purchased the Chinese concrete firm Anhui Conch Cement Co. Ltd. and the Chinese gaming company Galaxy Macau. These purchases were funded by selling relative outperformers as the Fund exited Asymchem and trimmed Shenzhen Mindray, China Mengniu Dairy Co. Ltd., NCSoft Corp. (video games, South Korea), Bharti Airtel Ltd. (telecommunications, India), Yum China Holdings, Inc. (restaurants) and CK Asset Holdings Ltd. (property developer, Hong Kong). The Fund reduced its holdings in Taiwan Semiconductor Manufacturing Co. Ltd. and Samsung Electronics Co. Ltd. (South Korea) on the potential for reduced memory demand.

Describe portfolio positioning at period end.

Relative to the MSCI AC Asia ex Japan Index, the Fund was overweight in Indonesia as the country represents a growth market in a lower growth environment. The Fund was also overweight in Thailand based on stock selection, with its most significant underweights in Taiwan and South Korea. At the sector level, communication services, energy and real estate were the most significant overweights, while financials, industrials and materials were the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock Asian Dragon Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located, or exercising the predominant part of their economic activity, in Asia, excluding Japan. The Fund’s total returns prior to October 31, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Pacific Fund, Inc.

(c)

A free float-adjusted market capitalization index designed to measure equity market performance of the following 11 developed and emerging market countries or regions: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Taiwan and Thailand.

Performance Summary for the Period Ended April 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.90)%	(9.21)%	N/A	(0.06)%	N/A	4.15%	N/A
Investor A	(6.99)	(9.40)	(14.15)%	(0.29)	(1.36)%	3.91	3.35%
Investor C	(7.42)	(10.22)	(11.11)	(1.09)	(1.09)	3.09	3.09
Class K	(6.85)	(9.17)	N/A	(0.04)	N/A	4.16	N/A
Class R	(7.18)	(9.79)	N/A	(0.75)	N/A	3.41	N/A
MSCI AC Asia ex Japan Index	(4.91)	(7.45)	N/A	1.66	N/A	4.45	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located, or exercising the predominant part of their economic activity, in Asia, excluding Japan. The Fund’s total returns prior to October 31, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Pacific Fund, Inc.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$931.00	$4.27	$1,000.00	$1,020.44	$4.47	0.89%
Investor A	1,000.00	930.10	5.47	1,000.00	1,019.19	5.72	1.14
Investor C	1,000.00	925.80	9.96	1,000.00	1,014.52	10.42	2.08
Class K	1,000.00	931.50	4.75	1,000.00	1,019.94	4.97	0.99
Class R	1,000.00	928.20	6.38	1,000.00	1,018.25	6.67	1.33

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period shown).

(b)	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent six-months divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of April 30, 2020	BlackRock Emerging Markets Fund, Inc.

Investment Objective

BlackRock Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

On November 13, 2019, the Board approved a change in the fiscal year-end of the Fund, effective as of April 30, 2020, from October 31 to April 30.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual period from November 1, 2019 through April 30, 2020, the Fund’s Institutional, Investor A, Investor C and Class K Shares returned (7.95)%, (8.09)%, (8.42)% and (7.91)%, respectively, outperforming the benchmark, the MSCI Emerging Markets Index, which returned (10.50)%.

What factors influenced performance?

In a difficult period for emerging markets, the Fund’s outperformance relative to the benchmark was driven by stock selection in Brazil, China and South Korea. In particular, the Fund’s position in the Chinese pharmaceutical company Asymchem Laboratories Tianjin Co. Ltd. was the top individual contributor, most recently benefiting from a favorable re-rating of the Chinese health care sector following the coronavirus crisis. Holdings in Chinese gaming company Tencent also boosted performance as internet exposure remained resilient. Heightened cash exposure over the period also benefited returns.

Conversely, allocation to Mexico and stock selection in Indonesia and Poland detracted most from relative returns. An overweight position in Bank Pekao (Bank Polska Kasa Opieki) weighed on Fund performance as stock declined on news of recently appointed CEO resignation. In addition, off-benchmark exposure to media company, ZEE Entertainment, was among the largest detractors amid weak near-term earnings. Lastly, an overweight position to the Indonesian automotive conglomerate Astra International Tbk PT detracted too as sentiment with respect to the stock suffered from a weakened industry outlook and the investor flight to safety in the face of the coronavirus pandemic.

Describe recent portfolio activity.

The Fund had adjusted its exposures within China beginning last year. Most recently, the Fund took advantage of coronavirus-related volatility by selectively adding to names with the potential to benefit from the disruptions. Holdings in China’s hotel management company Huazhu Hotels Group Ltd. and private education firm New Oriental Education & Technology Group Inc. are examples of strong franchises that have been expanding market share as smaller players are squeezed and the respective industries consolidate. In addition, the Fund has renewed focus on countries that can benefit from a return of foreign capital flows, supported by coordinated global stimulus and signs of economic re-opening. The Fund has notably added exposure to India through new positions in telecommunication services (“telecom”) company Bharti Airtel Ltd., media firm Zee Entertainment Enterprises and non-bank financial company Bajaj Finance Ltd. Similarly, the Fund has added to its holdings in Indonesia at the margins. Elsewhere, the Fund targeted cyclical stocks that should benefit from fiscal stimulus, such as the Chinese cement producer Anhui Conch Cement Co. Ltd., as well as select gaming names that can benefit from the easing of stay-at-home lockdown measures. The Fund also targeted market leaders in sectors that have suffered severe price dislocations, including travel/leisure and energy. Conversely, exposures to more defensive areas of the market such as consumer staples and telecom have been reduced. The Fund also lowered exposure to banks across regions as continued monetary easing puts pressure on net interest margins, reducing profitability.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Markets Index, the Fund ended the period overweight in Mexico, India and Turkey, and underweight in Taiwan, South Africa and Saudi Arabia. At the sector level, the Fund was overweight in select consumer-related businesses, and underweight in consumer staples and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock Emerging Markets Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets.

(c)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Performance Summary for the Period Ended April 30, 2020

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(7.95)%	(5.44)%	N/A	2.91%	N/A	2.87%	N/A
Investor A	(8.09)	(5.69)	(10.64)%	2.56	1.46%	2.52	1.96%
Investor C	(8.42)	(6.39)	(7.32)	1.74	1.74	1.68	1.68
Class K	(7.91)	(5.37)	N/A	2.95	N/A	2.89	N/A
MSCI Emerging Markets Index	(10.50)	(12.00)	N/A	(0.10)	N/A	1.45	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$920.50	$4.11	$1,000.00	$1,020.59	$4.32	0.86%
Investor A	1,000.00	919.10	5.30	1,000.00	1,019.34	5.57	1.11
Investor C	1,000.00	915.80	8.86	1,000.00	1,015.61	9.32	1.86
Class K	1,000.00	920.90	3.87	1,000.00	1,020.84	4.07	0.81

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent six-months divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of April 30, 2020	BlackRock Latin America Fund, Inc.

Investment Objective

BlackRock Latin America Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity and debt securities.

On November 13, 2019, the Board approved a change in the fiscal year-end of the Fund, effective as of April 30, 2020, from October 31 to April 30.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual period from November 1, 2019 through April 30, 2020, the Fund’s Institutional and Class K Shares returned (38.76)% and (38.74)%, respectively, outperforming its benchmark, the MSCI Emerging Markets Latin America Index, which returned (38.85)%. For the same period, the Fund’s Investor A Shares returned (38.84)%, performing in line with the benchmark, while the Fund’s Investor C Shares returned (39.10)%, underperforming the benchmark.

What factors influenced performance?

In a very difficult period for Latin American equity markets, the Fund’s allocation to Mexico as well as stock selection in Argentina contributed the most to relative returns. An overweight position in Brazilian online retailer B2W Cia Digita was the top individual contributor on a relative basis as online retailers benefited from the coronavirus-related lockdown in 2020. In addition, an out-of-benchmark position in Arco Platform Ltd., an educational software company, added to relative performance given Arco’s strong business growth, high profit margins and healthy free cash flow.

Conversely, the Fund’s allocation to Chile detracted most from relative returns. A lack of holdings in WEG Industries, a Brazilian company specializing in electrical engineering, power and automation technology, weighed most on performance as the stock rose after the company received new electronic vehicle contracts. The Fund’s lack of exposure to Brazilian retailer Magazine Luiza also detracted as the company displayed strong business growth.

Describe recent portfolio activity.

During the period, the Fund rotated its exposure within Brazil, which remained the portfolio’s largest country overweight position. The Fund’s position in the Brazilian bank Itau Unibanco Holding SA was reduced, on the view that the bank’s earnings will recede in a lower interest rate and weaker growth environment. In addition, the Fund sold Brazilian brewer AMBEV SA, as the stock had outperformed during the recent sell-off. AMBEV’s underlying company fundamentals seem challenged going forward due to pricing and volume pressure from competition. The Fund purchased shares of Brazilian health care insurance broker Qualicorp Consultoria e Corretora de Seguros SA, as the investment adviser expects the company to see increased demand and less risk from potential medical losses. Additionally, the Fund initiated a position in Brazilian retail chain Lojas Americanas on a positive view of the company’s strategy to grow within e-commerce, and improvements made to Lojas’ convenience store business model. Lastly, the Fund increased exposure to Mexico by initiating a position in Wal-Mart de Mexico SAB de CV and adding to its holdings in telecommunications company America Movil SAB de CV on the stock’s inexpensive valuation and positive operating trend momentum.

Describe portfolio positioning at period end.

At period end, the Fund was overweight in Brazil, slightly overweight in Mexico, underweight in Chile, Colombia and Peru, and neutrally weighted in Argentina. At the sector level, the Fund was overweight in consumer discretionary and real estate, and underweight in consumer staples and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock Latin America Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)	Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in Latin American securities.
(c)	A free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets in Latin America.

Performance Summary for the Period Ended April 30, 2020

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(38.76)%	(36.82)%	N/A	(5.83)%	N/A	(5.64)%	N/A
Investor A	(38.84)	(36.99)	(40.29)%	(6.12)	(7.12)%	(5.91)	(6.41)%
Investor C	(39.10)	(37.52)	(38.14)	(6.91)	(6.91)	(6.68)	(6.68)
Class K	(38.74)	(36.80)	N/A	(5.81)	N/A	(5.63)	N/A
MSCI Emerging Markets Latin America Index	(38.85)	(37.31)	N/A	(6.59)	N/A	(6.07)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$612.40	$5.97	$1,000.00	$1,017.45	$7.47	1.49%
Investor A	1,000.00	611.60	7.17	1,000.00	1,015.96	8.97	1.79
Investor C	1,000.00	609.00	10.52	1,000.00	1,011.78	13.16	2.63
Class K	1,000.00	612.60	5.85	1,000.00	1,017.60	7.32	1.46

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent six-months divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

FUND SUMMARY	9

Fund Summary as of April 30, 2020	BlackRock Long-Horizon Equity Fund

Investment Objective

BlackRock Long-Horizon Equity Fund’s (the “Fund”) investment objective is to provide high total investment return.

On November 13, 2019, the Board approved a change in the fiscal year-end of the Fund, effective as of April 30, 2020, from October 31 to April 30.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual period from November 1, 2019 through April 30, 2020, the Fund’s Institutional, Investor A, Investor C and Class R Shares returned (6.45)%, (6.61)%, (6.97)% and (6.74)%, outperforming its benchmark, the MSCI All Country World Index (“ACWI”), which returned (7.68)%.

What factors influenced performance?

The largest contributions to performance during the period came from the Fund’s holdings in U.S. managed care company UnitedHealth Group, Inc., Japanese consumer electronics company Sony Corp., Swiss food firm Nestle SA, U.S. health care company Thermo Fisher Scientific, Inc., and British consumer goods firm Reckitt Benckiser Group PLC

The largest detractor from relative performance came from the Fund’s position in a private company, a holding the investment adviser held from the Fund’s previous investment team. The holding was written down to two thirds of its value in December 2019 and then again by approximately another 50% in January 2020. The investment adviser does not anticipate further investments in private holdings going forward. Other positions that detracted included Spanish financial firm Bankinter SA and Brazilian bank Itau Unibanco Holding SA. A lack of holdings in Apple Inc. and an underweight position in Microsoft Corp. also weighed on relative performance.

Describe recent portfolio activity.

The Fund increased its weightings in the consumer staples, communication services and information technology sectors. Some recent additions to the portfolio include Reckitt Benckiser, Microsoft, U.S.-based food company Mondelez International, Inc., and home improvement retail chain Tractor Supply Co. The Fund’s holdings in financials and health care were reduced. Some recent key sales out of the portfolio included ASML Holding NV, Medtronic PLC and Itau Unibanco.

Describe portfolio positioning at period end.

As of period end, the Fund’s most significant sector overweight positions were to consumer staples, communication services and industrials, while the largest underweights were to financials, materials, energy, utilities and real estate. The largest regional exposures were in the United States and Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock Long-Horizon Equity Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund’s returns prior to October 15, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Global Dynamic Equity Fund.”

(c)

This unmanaged index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes.

Performance Summary for the Period Ended April 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.45)%	(0.66)%	N/A	4.69%	N/A	7.03%	N/A
Investor A	(6.61)	(0.96)	(6.16)%	4.41	3.29%	6.72	6.15%
Investor C	(6.97)	(1.68)	(2.57)	3.60	3.60	5.91	5.91
Class R	(6.74)	(1.33)	N/A	3.99	N/A	6.28	N/A
MSCI ACWI	(7.68)	(4.96)	N/A	4.37	N/A	6.94	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund’s returns prior to October 15, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Global Dynamic Equity Fund.”

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$935.50	$4.91	$1,000.00	$1,019.79	$5.12	1.02%
Investor A	1,000.00	933.90	6.15	1,000.00	1,018.50	6.42	1.28
Investor C	1,000.00	930.30	10.13	1,000.00	1,014.37	10.57	2.11
Class R	1,000.00	932.60	8.02	1,000.00	1,016.56	8.37	1.67

(a)	Expenses for the Fund are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period shown).
(b)	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent six-months divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

FUND SUMMARY	11

Portfolio Information as of April 30, 2020

BlackRock Asian Dragon Fund, Inc.

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Tencent Holdings Ltd.	8%
Alibaba Group Holding Ltd. — ADR	7
Taiwan Semiconductor Manufacturing Co. Ltd.	5
Samsung Electronics Co. Ltd.	4
CNOOC Ltd.	3
Hon Hai Precision Industry Co. Ltd.	2
Singapore Telecommunications Ltd.	2
China Mobile Ltd.	2
Bharti Airtel Ltd.	2
Yum China Holdings, Inc.	2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
China	45%
South Korea	11
Taiwan	10
India	9
Hong Kong	8
United States	5
Thailand	4
Indonesia	4
Singapore	2
United Kingdom	1
Macau	1
Liabilities in Excess of Other Assets	—	(a)

(a)	Represents less than 1%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BlackRock Emerging Markets Fund, Inc.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
Tencent Holdings Ltd.	7%
Alibaba Group Holding Ltd. — ADR	6
Samsung Electronics Co. Ltd.	4
Taiwan Semiconductor Manufacturing Co. Ltd.	3
ENN Energy Holdings Ltd.	3
Anhui Conch Cement Co. Ltd., Class H	2
SJM Holdings Ltd.	2
Hang Lung Properties Ltd.	2
Huazhu Group Ltd.	2
Hon Hai Precision Industry Co. Ltd.	2

(a)	Excludes short-term securities.

GEOGRAPHIC ALLOCATION

	Percent of Total Investments (a)
Country/Geographic Region	Long	Short	Total
China	38%	—%	38%
India	12	—	12
South Korea	10	—	10
Taiwan	7	—	7
Brazil	6	—	6
Russia	5	—	5
Mexico	4	—	4
Indonesia	3	—	3
United States	2	—	2
Macau	2	—	2
Hong Kong	2	—	2
United Kingdom	2	—	2
Canada	1	—	1
Hungary	1	—	1
Egypt	1	—	1
Philippines	1	—	1
Italy	1	—	1
Turkey	1	—	1
Panama	1	—	1
	100%	—%	100%

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information as of April 30, 2020 (continued)

BlackRock Latin America Fund, Inc.

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Vale SA — ADR	8%
America Movil SAB de CV	6
Banco Bradesco SA — ADR	6
Petroleo Brasileiro SA — ADR	5
B3 SA - Brasil Bolsa Balcao	5
Petroleo Brasileiro SA — ADR	4
Wal-Mart de Mexico SAB de CV	4
Itau Unibanco Holding SA, Preference Shares — ADR	4
Lojas Renner SA	3
B2W Cia Digital	3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Brazil	63%
Mexico	22
Chile	3
United States	3
Argentina	2
Peru	2
Panama	1
Columbia	1
Liabilities in Excess of Other Assets	3

BlackRock Long-Horizon Equity Fund

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Reckitt Benckiser Group PLC	7%
Comcast Corp.	6
Nestle SA, Registered Shares	6
Boston Scientific Corp.	5
UnitedHealth Group, Inc.	5
British American Tobacco PLC	5
Mondelez International, Inc.	4
Mastercard, Inc.	4
Thermo Fisher Scientific, Inc.	4
Trane Technologies PLC	4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	57%
United Kingdom	11
Sweden	7
China	6
Switzerland	6
Ireland	4
Japan	3
Germany	2
India	2
Spain	2

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease

PORTFOLIO INFORMATION	13

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only in BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc.) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. Class K Shares would be substantially similar to the performances of the applicable Fund’s Institutional Shares because Class K Shares and Institutional Shares of each Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Class R Shares (available only in BlackRock Asian Dragon Fund, Inc. and BlackRock Long-Horizon Equity Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to BlackRock Long-Horizon Equity Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on November 1, 2019 and held through April 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	BlackRock Asian Dragon Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 91.2%

China — 42.6%
Alibaba Group Holding Ltd. — ADR(a)	40,097	$8,126,459
Anhui Conch Cement Co. Ltd., Class H	201,500	1,588,904
China Construction Bank Corp., Class H	1,165,000	935,103
China Life Insurance Co. Ltd., Class H	783,000	1,669,903
China Mengniu Dairy Co. Ltd.	550,000	1,947,609
China Mobile Ltd.	340,000	2,733,279
China Oilfield Services Ltd., Class H	1,036,000	806,956
China Resources Land Ltd.	478,000	1,975,193
China Vanke Co. Ltd., Class H	529,533	1,779,617
CNOOC Ltd.	2,879,000	3,183,084
ENN Energy Holdings Ltd.	207,000	2,333,400
Geely Automobile Holdings Ltd.	792,000	1,231,973
Guangshen Railway Co. Ltd., Class H	1,660,000	351,234
Hangzhou Tigermed Consulting Co. Ltd., Class A	116,500	1,244,248
Lepu Medical Technology Beijing Co. Ltd., Class A	273,495	1,455,929
Li Ning Co. Ltd.	591,082	1,866,326
New Oriental Education & Technology Group, Inc. — ADR(a)	18,208	2,324,433
Ping An Insurance Group Co. of China Ltd., Class H	167,000	1,699,435
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	34,396	1,227,838
SJM Holdings Ltd.	1,219,000	1,203,570
Tencent Holdings Ltd.	175,700	9,236,449
Topsports International Holdings Ltd.(b)	400,000	505,665
Yum China Holdings, Inc.(a)	52,278	2,533,392

		51,959,999

Hong Kong — 7.4%
AIA Group Ltd.	184,800	1,696,051
BOC Hong Kong Holdings Ltd.	378,500	1,161,667
Budweiser Brewing Co. APAC Ltd.(b)	510,400	1,386,972
CK Asset Holdings Ltd.	392,500	2,480,106
Link REIT	261,300	2,329,291

		9,054,087

India — 9.1%
ACC Ltd.	538	8,369
Axis Bank Ltd.	219,969	1,285,159
Bajaj Finance Ltd.	12,203	373,115
Bharti Airtel Ltd.(a)	380,975	2,594,486
Godrej Industries Ltd.	122,933	431,512
Havells India Ltd.	102,351	762,829
HDFC Bank Ltd.	89,432	1,174,398
IndusInd Bank Ltd.	69,171	422,011
Jindal Steel & Power Ltd.(a)	456,440	562,580
Mahindra & Mahindra Financial Services Ltd.	343,481	747,910
Tech Mahindra Ltd.	254,601	1,831,111
UPL Ltd.	170,933	945,889

		11,139,369

Indonesia — 3.9%
Astra International Tbk PT	3,233,900	827,123
Bank Central Asia Tbk PT	1,210,200	2,096,296
Bank Mandiri Persero Tbk PT	4,562,700	1,356,314
Cikarang Listrindo Tbk PT(b)	9,753,052	451,599

		4,731,332

Macau — 1.1%
Galaxy Entertainment Group Ltd.	203,000	1,305,595

Malaysia — 0.2%
Malaysia Airports Holdings Bhd	215,200	261,636

Singapore — 2.3%
Singapore Telecommunications Ltd.	1,400,400	2,798,331

Security	Shares		Value

South Korea — 9.1%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)		38,684	$544,929
Doosan Bobcat, Inc.		82,596	1,598,676
NCSoft Corp.		2,725	1,443,839
Samsung Biologics Co. Ltd.(a)(b)		2,340	1,117,777
Samsung Electronics Co. Ltd.		123,338	5,071,353
Samsung SDI Co. Ltd.		661	156,152
SK Innovation Co. Ltd.		15,064	1,215,209

			11,147,935

Taiwan — 9.9%
Hon Hai Precision Industry Co. Ltd.		1,167,000	2,999,151
Largan Precision Co. Ltd.		12,000	1,635,763
Nanya Technology Corp.		636,000	1,365,226
Taiwan Semiconductor Manufacturing Co. Ltd.		605,000	6,103,116

			12,103,256

Thailand — 4.4%
Bangkok Dusit Medical Services PCL — NVDR		2,049,000	1,301,910
PTT Exploration & Production PCL — NVDR		677,300	1,748,257
Thai Beverage PCL		4,640,900	2,258,976

			5,309,143

United Kingdom — 1.2%
Prudential PLC		105,840	1,493,128

Total Common Stocks — 91.2% (Cost — $106,239,118)			111,303,811

Preferred Stocks — 4.1%

China — 2.3%
Xiaoju Kuaizhi Inc., Series A-17, (Acquired 07/28/15, cost $1,202,337), 0.00%(c)(d)		43,839	2,042,021
Xiaoju Kuaizhi Inc., Series A-18, (Acquired 5/23/16, cost $592,482), 0.00%(c)(d)		15,499	721,943

			2,763,964

South Korea — 1.8%
Samsung Electronics Co. Ltd., Preference Shares, 0.00%		63,567	2,203,588

Total Preferred Stocks — 4.1% (Cost — $4,270,779)			4,967,552

Total Long-Term Investments — 95.3% (Cost — $110,509,897)			116,271,363

Short-Term Securities — 4.5%

Money Market Funds — 4.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.12%(e)(f)		5,454,244	5,454,244

Total Money Market Funds — 4.5%			5,454,244

	Par (000)

Time Deposits — 0.0%

Hong Kong — 0.0%
Hongkong & Shanghai Banking Corp. Ltd., 0.52%, 05/01/20	HKD	24	3,087

Total Time Deposits — 0.0%			3,087

Total Short-Term Securities — 4.5% (Cost — $5,457,318)			5,457,331

Total Investments — 99.8% (Cost — $115,967,215)			121,728,694

Other Assets Less Liabilities — 0.2%			221,370

Net Assets — 100.0%			$121,950,064

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) April 30, 2020	BlackRock Asian Dragon Fund, Inc.

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,763,964 representing 2.27% of its net assets as of period end, and an original cost of $1,794,819.

(e)	Annualized 7-day yield as of period end.

(f)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	896,884	4,557,360	(b)	—	5,454,244	$5,454,244	$5,669		$—	$—
SL Liquidity Series, LLC, Money Market Series(c)	—	2,558,280		(2,558,280)	—	—	166	(d)	157	—

						$5,454,244	$5,835		$157	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.
(d)

All or portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Hang Seng Index	11	05/28/20	$1,738	$41,432
Mini Hang Seng Index	76	05/28/20	2,402	26,486

				$67,918

Derivative Financial Instruments Outstanding as of Period End

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on Futures contracts(a)	$—	$—	$67,918	$—	$—	$—	$67,918

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Asian Dragon Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$44,688	$—	$—	$—	$44,688

Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$—	$67,918	$—	$—	$—	$67,918

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$3,202,183

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
China	$12,984,284	$38,975,715	$—	$51,959,999
Hong Kong	—	9,054,087	—	9,054,087
India	—	11,139,369	—	11,139,369
Indonesia	—	4,731,332	—	4,731,332
Macau	—	1,305,595	—	1,305,595
Malaysia	—	261,636	—	261,636
Singapore	—	2,798,331	—	2,798,331
South Korea	—	11,147,935	—	11,147,935
Taiwan	—	12,103,256	—	12,103,256
Thailand	—	5,309,143	—	5,309,143
United Kingdom	—	1,493,128	—	1,493,128
Preferred Stocks(a)	—	2,203,588	2,763,964	4,967,552
Short-Term Securities:
Money Market Funds	5,454,244	—	—	5,454,244
Time Deposits	—	3,087	—	3,087

	$18,438,528	$100,526,202	$2,763,964	$121,728,694

Derivative Financial Instruments(b)
Assets:
Future contracts	$67,918	$—	$—	$67,918

(a)	See above Schedule of Investments for values in each country or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) April 30, 2020	BlackRock Asian Dragon Fund, Inc.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening balance, as of December 31, 2019	$3,022,084
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	(258,120)
Purchases	—
Sales	—

Closing Balance, as of April 30, 2020	$2,763,964

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2020(b)	$(258,120)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)
Assets:
Preferred Stocks(b)	$2,763,964	Market	Revenue Multiple	2.50x

	$2,763,964

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end April 30, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $2,763,964 changed to Current Value approach. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 88.3%

Brazil — 5.6%
B2W Cia Digital(a)	877,702	$11,822,886
BB Seguridade Participacoes SA	1,721,599	8,405,534
Cia Brasileira de Distribuicao, ADR(b)	152,666	1,864,052
Notre Dame Intermedica Participacoes SA	1,007,381	10,153,653
Petroleo Brasileiro SA — ADR	1,973,660	13,637,991
Vale SA — ADR	1,510,760	12,463,770

		58,347,886

Canada — 1.4%
Eldorado Gold Corp.(a)	1,236,121	11,706,066
Eldorado Gold Corp.(a)	284,929	2,716,339

		14,422,405

China — 34.4%
Alibaba Group Holding Ltd. — ADR(a)	313,920	63,622,166
Anhui Conch Cement Co. Ltd., Class H	2,736,000	21,574,395
Asymchem Laboratories Tianjin Co. Ltd., Class A	275,206	7,222,191
Beijing New Building Materials PLC	2,714,962	9,687,865
China Life Insurance Co. Ltd., Class H	5,424,000	11,567,758
China Mobile Ltd.	1,295,500	10,414,598
CNOOC Ltd.	12,984,000	14,355,390
CNOOC Ltd. — ADR	50,465	5,670,752
ENN Energy Holdings Ltd.	2,390,300	26,944,565
Geely Automobile Holdings Ltd.	7,333,000	11,406,640
Huazhu Group Ltd., ADR(b)	505,068	18,187,499
iQIYI, Inc., ADR(a)	515,794	8,753,024
Melco Resorts & Entertainment Ltd. — ADR	751,489	11,888,556
New Oriental Education & Technology Group, Inc. — ADR(a)	113,674	14,511,623
Ping An Insurance Group Co. of China Ltd., Class H	932,000	9,484,273
SJM Holdings Ltd.	20,228,000	19,971,960
Sunac China Holdings Ltd.	2,540,000	11,362,058
Tencent Holdings Ltd.	1,298,100	68,240,380
Walvax Biotechnology Co. Ltd., Class A	2,733,463	15,456,121

		360,321,814

Egypt — 0.7%
Commercial International Bank Egypt SAE	1,822,488	7,408,471

Hong Kong — 1.7%
Hang Lung Properties Ltd.	8,565,000	18,322,305

Hungary — 1.2%
Wizz Air Holdings PLC(a)(c)	345,803	12,497,520

India — 10.7%
ACC Ltd.	491,570	7,646,895
Bajaj Finance Ltd.	274,489	8,392,695
Bharti Airtel Ltd.(a)	1,608,542	10,954,366
HDFC Bank Ltd.	1,234,326	16,208,845
ICICI Bank Ltd.	3,331,802	16,715,104
Maruti Suzuki India Ltd.	215,630	15,307,925
Petronet LNG Ltd.	4,763,727	15,346,954
Tech Mahindra Ltd.	1,534,005	11,032,690
Zee Entertainment Enterprises Ltd.	4,940,516	10,354,585

		111,960,059

Indonesia — 3.1%
Astra International Tbk PT	60,828,500	15,557,881
Bank Mandiri Persero Tbk PT	56,307,200	16,737,944

		32,295,825

Italy — 0.9%
Prada SpA	3,040,900	9,872,796

Security	Shares	Value

Mexico — 3.8%
Fomento Economico Mexicano SAB de CV	1,273,009	$8,227,734
Fomento Economico Mexicano SAB de CV — ADR	118,200	7,603,806
Grupo Aeroportuario del Pacifico SAB de CV — ADR	61,356	3,804,072
Grupo Aeroportuario del Pacifico SAB de CV, Class B	606,118	3,787,451
Grupo Financiero Banorte SAB de CV, Series O	2,423,486	6,627,607
Wal-Mart de Mexico SAB de CV	4,300,397	10,343,721

		40,394,391

Panama — 0.5%
Copa Holdings SA, Class A	125,368	5,542,519

Philippines — 1.1%
Bank of the Philippine Islands	9,742,310	11,189,538

Russia — 4.5%
Lukoil PJSC — ADR	98,583	6,431,332
Mobile TeleSystems OJSC	1,615,229	6,987,025
Mobile TeleSystems PJSC — ADR	1,471,401	12,609,906
Sberbank of Russia PJSC	2,636,972	6,949,038
Sberbank of Russia PJSC — ADR	814,485	8,646,930
Tatneft PAO — ADR	134,069	5,972,587

		47,596,818

South Korea — 9.3%
Coway Co. Ltd.	196,913	9,979,904
NCSoft Corp.	20,503	10,863,494
Samsung Electronics Co. Ltd.	1,063,423	43,725,323
Samsung SDI Co. Ltd.	52,836	12,481,757
SK Holdings Co. Ltd.	90,045	13,440,656
SK Hynix, Inc.	103,712	7,137,206

		97,628,340

Taiwan — 6.9%
Hon Hai Precision Industry Co. Ltd.	7,053,000	18,125,973
Largan Precision Co. Ltd.	112,000	15,267,116
Taiwan Semiconductor Manufacturing Co. Ltd.	2,721,000	27,448,893
Wiwynn Corp.	449,000	11,520,942

		72,362,924

Turkey — 0.7%
Tupras Turkiye Petrol Rafinerileri AS(a)	530,782	6,892,786

United Kingdom — 0.9%
Prudential PLC	664,261	9,371,001

United States — 0.9%
FirstCash, Inc.	131,597	9,453,928

Total Common Stocks — 88.3% (Cost — $951,851,966)		925,881,326

Preferred Stock — 0.0%

Banks — 0.0%
Banco Nacional SA, Preference Shares(d)	42,567,626	78

Total Preferred Securities — 0.0% (Cost-$0)		78

Total Long-Term Investments — 88.3% (Cost — $951,851,966)		925,881,404

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) April 30, 2020	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 13.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class,
0.12%(e)(g)	$130,852,320	$130,852,320
SL Liquidity Series, LLC, Money Market Series, 0.79%(e)(f)(g)	12,141,753	12,151,467

Total Short-Term Securities — 13.7% (Cost — $142,996,315)		143,003,787

Total Investments — 102.0% (Cost — $1,094,848,281)		1,068,885,191

Liabilities in Excess of Other Assets — (2.0)%		(20,504,946)

Net Assets — 100.0%		$1,048,380,245

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.

(g)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 10/31/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	60,286,005	70,566,315	(b)	—	130,852,320	$130,852,320	$505,234		$164	$—
SL Liquidity Series, LLC, Money Market Series	202,871	11,938,882	(b)	—	12,141,753	12,151,467	34,652	(c)	(12,672)	7,418

						$143,003,787	$539,886		$(12,508)	$7,418

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	907	06/19/20	$41,083	$975,829

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,872,572	TRY	76,400,000	HSBC Bank USA N.A.	06/11/20	$1,046,564
USD	3,150,085	KRW	3,824,833,212	JPMorgan Chase Bank N.A.	07/03/20	(1,476)
USD	10,739,717	KRW	13,044,352,303	JPMorgan Chase Bank N.A.	07/03/20	(8,484)
USD	28,252,335	HKD	222,006,846	JPMorgan Chase Bank N.A.	08/26/20	(350,801)

						(360,761)

						$685,803

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Emerging Markets Fund, Inc.

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long	JPMorgan Chase Bank N.A.	02/08/23	$55,526,213	$2,534,133	(b)	$57,929,661	5.30%

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives or pays the total return on a portfolio of long positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 55-95 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

HKD — 1M Hong Kong Interbank Offer rate (HIBOR)

USD — 1D Overnight Bank Funding Rate (OBFR01)

USD — 1M US Dollar LIBOR BBA

(b)	Amount includes $130,685 of net dividends and financing fees.

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of April 30, 2020 expiration date 02/08/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

China
Bank of China Ltd., Class H	40,313,000	$15,348,929	26.5%
Tencent Holdings Ltd.	495,900	26,071,406	45.0

		41,420,335

Egypt
Commercial International Bank Egypt SAE	960,441	3,904,222	6.7

	Shares	Value	% of Basket Value

India
ICICI Bank Ltd. — ADR	400,219	$3,906,138	6.8%

United Kingdom
Prudential PLC	616,624	8,698,966	15.0

Total Reference Entity — Long		57,929,661

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$57,929,661

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$2,534,133	$—

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) April 30, 2020	BlackRock Emerging Markets Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$975,829	$—	$—	$—	$975,829
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,046,564	—	—	1,046,564
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	2,534,133	—	—	—	2,534,133

	$—	$—	$3,509,962	$1,046,564	$—	$—	$4,556,526

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$360,761	$—	$—	$360,761

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,504,406)	$—	$—	$—	$(1,504,406)
Forward foreign currency exchange contracts	—	—	—	(164,104)	—	—	(164,104)
Swaps	—	—	(281,700)	—	—	—	(281,700)

	$—	$—	$(1,786,106)	$(164,104)	$—	$—	$(1,950,210)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$628,226	$—	$—	$—	$628,226
Forward foreign currency exchange contracts	—	—	—	1,408,983	—	—	1,408,983
Swaps	—	—	2,358,658	—	—	—	2,358,658

	$—	$—	$2,986,884	$1,408,983	$—	$—	$4,395,867

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$32,276,150
Average notional value of contracts — short	$2,797,810
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$46,751,244
Average amounts sold — in USD	$—	(a)
Total return swaps:
Average notional amount	$52,875,139

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Emerging Markets Fund, Inc.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$—	$859,295
Forward foreign currency exchange contracts	1,046,564	360,761
Swaps – OTC(a)	2,534,133	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,580,697	$1,220,056
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(859,295)

Total derivative assets and liabilities subject to an MNA	$3,580,697	$360,761

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged ) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
HSBC Bank USA N.A.	$1,046,564	$—	$—	$—	$1,046,564
JPMorgan Chase Bank N.A.	2,534,133	(360,761)	—	(2,173,372)	—

	$3,580,697	$(360,761)	$—	$(2,173,372)	$1,046,564

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Bank N.A.	$360,761	$(360,761)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2020	BlackRock Emerging Markets Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Brazil	$58,347,886	$—	$—	$58,347,886
Canada	14,422,405	—	—	14,422,405
China	122,633,620	217,716,234	—	340,349,854
Egypt	—	7,408,471	—	7,408,471
Hong Kong	—	18,322,305	—	18,322,305
Hungary	—	12,497,520	—	12,497,520
India	—	111,960,059	—	111,960,059
Indonesia	—	32,295,825	—	32,295,825
Italy	—	9,872,796	—	9,872,796
Macau	—	19,971,960	—	19,971,960
Mexico	40,394,391	—	—	40,394,391
Panama	5,542,519	—	—	5,542,519
Philippines	—	11,189,538	—	11,189,538
Russia	12,609,906	34,986,912	—	47,596,818
South Korea	—	97,628,340	—	97,628,340
Taiwan	—	72,362,924	—	72,362,924
Turkey	—	6,892,786	—	6,892,786
United Kingdom	—	9,371,001	—	9,371,001
United States	9,453,928	—	—	9,453,928
Preferred Stock(a)	—	—	78	78
Short-Term Securities	130,852,320	—	—	130,852,320

Subtotal	$394,256,975	$662,476,671	$78	$1,056,733,724

Investments Valued at NAV(b)				12,151,467

Total Investments				1,068,885,191

Derivative Financial Instruments(c)
Assets:
Equity contracts	$975,829	$2,534,133	$—	$3,509,962
Forward foreign currency contracts	—	1,046,564	—	1,046,564
Liabilities:
Forward foreign currency contracts	—	(360,761)	—	(360,761)

	$975,829	$3,219,936	$—	$4,195,765

(a)	See above Schedule of Investments for values in each country or political subdivision.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to financial Statements

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	BlackRock Latin America Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 93.8%

Argentina — 1.7%
MercadoLibre, Inc.(a)(b)	2,307	$1,346,158

Brazil — 60.1%
Afya Ltd., Class A(a)(b)	62,016	1,348,228
Arco Platform Ltd., Class A(a)(b)	22,887	1,149,385
B2W Cia Digital	184,644	2,487,205
B3 SA — Brasil Bolsa Balcao	528,201	3,731,860
Banco Bradesco SA — ADR(a)	1,263,710	4,448,259
Banco do Brasil SA	243,854	1,278,037
BB Seguridade Participacoes SA	307,718	1,502,402
Centrais Eletricas Brasileiras SA	242,126	1,079,747
Cia Brasileira de Distribuicao	84,183	1,025,138
Energisa SA	201,361	1,618,175
Equatorial Energia SA	292,740	986,764
Itau Unibanco Holding SA, Preference Shares — ADR(a)	671,386	2,826,535
Linx SA	172,130	687,203
Lojas Americanas SA	223,311	834,865
Lojas Renner SA	385,320	2,720,248
Multiplan Empreendimentos Imobiliarios SA	336,535	1,292,818
Notre Dame Intermedica Participacoes SA	53,747	541,730
Petrobras Distribuidora SA(a)	373,830	1,342,596
Petroleo Brasileiro SA(a)	47,011	161,231
Petroleo Brasileiro SA — ADR(a)(b)	591,435	3,944,872
Petroleo Brasileiro SA — ADR(a)	447,343	3,091,140
Qualicorp Consultoria e Corretora de Seguros SA	402,800	1,919,965
Vale SA — ADR(a)	773,877	6,384,485
Via Varejo SA(a)	303,470	512,303
XP, Inc., Class A(a)	37,865	952,684

		47,867,875

Chile — 3.3%
Banco de Chile	13,068,439	1,152,039
Banco Santander Chile — ADR(a)	85,940	1,445,511

		2,597,550

Colombia — 0.9%
Bancolombia SA — ADR(a)	26,542	692,746

Mexico — 22.0%
America Movil SAB de CV, Class L — ADR(b)	376,580	4,534,023
Arca Continental SAB de CV	215,370	829,542
Corp. Inmobiliaria Vesta SAB de CV	826,844	1,133,175
Fibra Uno Administracion SA de CV	1,843,215	1,511,985
Fomento Economico Mexicano SAB de CV — ADR(a)	26,211	1,686,154
Grupo Aeroportuario del Pacifico SAB de CV — ADR(a)	20,617	1,278,254
Grupo Aeroportuario del Pacifico SAB de CV, Class B	97,661	610,255
Grupo Cementos de Chihuahua SAB de CV	134,011	389,005
Grupo Financiero Banorte SAB de CV, Series O	765,169	2,092,539
Orbia Advance Corp. SAB de CV	526,541	621,336
Wal-Mart de Mexico SAB de CV	1,189,196	2,860,367

		17,546,635

Panama — 1.0%
Copa Holdings SA, Class A	18,032	797,195

Peru — 1.6%
Southern Copper Corp.(a)	40,432	1,311,614

United States — 3.2%
FirstCash, Inc.(a)	15,111	1,085,574
JBS SA	343,780	1,507,147

		2,592,721

Total Common Stocks — 93.8% (Cost — $84,763,180)		74,752,494

Security	Par (000)		Value

Corporate Bonds — 0.1%

Brazil — 0.1%
Klabin SA:
7.25%, 06/15/20	BRL	22	$72,977
1.00%, 06/15/22		9	28,068
Lupatech SA, 6.50%, 04/15/21(a)(c)(d)		2,128	—

Total Corporate Bonds — 0.1% (Cost — $1,280,748)			101,045

	Shares

Preferred Stocks — 2.9%

Brazil — 2.9%
Centrais Eletricas Brasileiras SA, Preference ‘B’ Shares		126,798	649,158
Gol Linhas Aereas Inteligentes SA, Preference Shares		233,249	531,876
Lojas Americanas SA, Preference Shares		253,863	1,161,498

Total Preferred Stocks — 2.9% (Cost — $4,797,729)			2,342,532

Warrants — 0.0%

Brazil — 0.0%
Klabin SA (Expires 06/15/20)(c)		22,282	—

Total Warrants — 0.0% (Cost — $ — )			—

Total Long-Term Investments — 96.8% (Cost — $90,841,657)			77,196,071

Short-Term Securities — 5.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.12%(e)(g)		1,030,200	1,030,200
SL Liquidity Series, LLC, Money Market Series, 0.79%(e)(f)(g)		3,148,843	3,151,362

Total Short-Term Securities — 5.3% (Cost — $4,179,902)			4,181,562

Total Investments — 102.1% (Cost — $95,021,559)			81,377,633

Liabilities in Excess of Other Assets — (2.1)%			(1,697,932)

Net Assets — 100.0%			$79,679,701

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of the security was purchased with the cash collateral from loaned securities.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2020	BlackRock Latin America Fund, Inc.

(g)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 10/31/19	Shares Purchased	Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,150,514	—	(1,120,314	)(b)	1,030,200	$1,030,200	$9,836		$4	$—
SL Liquidity Series, LLC, Money Market Series	3,691,652	—	(542,809	)(b)	3,148,843	$3,151,362	$7,355	(c)	$(1,800)	$1,184

						$4,181,562	$17,191		$(1,796)	$1,184

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a position represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks(a)	$74,752,494	$—	$—	$74,752,494
Corporate Bonds(a)	—	101,045		101,045
Preferred Stocks(a)	2,342,532	—	—	2,342,532
Short-Term Securities	1,030,200	—	—	1,030,200

Subtotal	$78,125,226	$101,045	$—	$78,226,271

Investments Valued at net asset value (“NAV”)(b)				3,151,362

Total Investments	$78,125,226	$101,045	$—	$81,377,633

(a)	See above Schedule of Investments for values in each country.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	BlackRock Long-Horizon Equity Fund (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks — 96.3%

China — 5.8%
Alibaba Group Holding Ltd. — ADR(a)		30,478	$6,176,976
ANTA Sports Products Ltd.		821,000	6,991,661

			13,168,637

Germany — 2.0%
Deutsche Post AG, Registered Shares		156,052	4,635,865

India — 1.9%
HDFC Bank Ltd.		341,461	4,483,976

Ireland — 4.1%
Trane Technologies PLC		107,377	9,386,897

Japan — 2.9%
Sony Corp.		102,800	6,615,599

Spain — 1.6%
Bankinter SA		865,698	3,573,793

Sweden — 7.6%
Assa Abloy AB, Class B		458,914	8,215,445
Hexagon AB, B Shares		186,457	9,149,807

			17,365,252

Switzerland — 5.6%
Nestle SA, Registered Shares		120,497	12,761,840

United Kingdom — 11.6%
British American Tobacco PLC		284,938	10,982,711
Reckitt Benckiser Group PLC		185,548	15,456,102

			26,438,813

United States — 53.2%
Alphabet, Inc., Class C(a)		5,466	7,371,776
Boston Scientific Corp.(a)		301,776	11,310,564
Charles Schwab Corp.		152,863	5,765,992
Cognex Corp.		113,149	6,250,351
Comcast Corp., Class A		341,931	12,866,863
Honeywell International, Inc.		30,651	4,349,377
Intuit, Inc.		28,297	7,634,814
Mastercard, Inc., Class A		35,177	9,672,620
Microsoft Corp.		39,096	7,006,394
Mondelez International, Inc., Class A		198,641	10,218,093
Thermo Fisher Scientific, Inc.		28,883	9,666,562
Tractor Supply Co.		92,085	9,340,182
UnitedHealth Group, Inc.		37,967	11,104,208
Walt Disney Co.		83,692	9,051,290

			121,609,086

Total Common Stocks — 96.3% (Cost — $179,146,217)			220,039,758

	Par (000)

Corporate Bonds — 0.0%

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/05/12(a)(b)(c)(d)	USD	1,000	2,000

Total Corporate Bonds — 0.0% (Cost — $1,000,000)			2,000

Security	Par (000)		Value

Preferred Securities — 0.4%

United States — 0.4%
Proteus Digital Health, (Acquired 7/22/14, cost $7,000,007), 0.00%(a)(e)(f)		533	$990,868

Total Preferred Securities — 0.4% (Cost — $7,000,007)			990,868

Total Long-Term Investments — 96.7% (Cost — $187,146,224)			221,032,626

	Shares

Short-Term Securities — 3.1%

Money Market Fund — 3.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.12%(g)(h)		6,769,717	6,769,717

Total Money Market Fund — 3.0%			6,769,717

	Par (000)

Time Deposits — 0.1%

Europe — 0.0%
Brown Brothers Harriman & Co., (0.65%), 05/01/20	EUR	14	15,342

Switzerland — 0.1%
BNP Paribas SA, (1.50%), 05/01/20	CHF	211	219,085

Total Time Deposits — 0.1%			234,427

Total Short-Term Securities — 3.1% (Cost — $7,004,144)			7,004,144

Total Investments — 99.8% (Cost — $194,150,368)			228,036,770

Other Assets Less Liabilities — 0.2%			468,213

Net Assets — 100.0%			$228,504,983

(a)	Non-income producing security.
(b)	Issuer filed for bankruptcy and/or is in default.
(c)	Convertible security.
(d)	Zero-coupon bond.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $990,868, representing 0.4% of its net assets as of period end, and an original cost of $7,000,007.

(g)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) April 30, 2020	BlackRock Long-Horizon Equity Fund

(h)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 10/31/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	542,293	6,227,424	(b)	—	6,769,717	$6,769,717	$8,985		$3	$—
SL Liquidity Series, LLC, Money Market Series(c)	—	21,745,098		(21,745,098)	—	—	1,096	(d)	(25)	—

						$6,769,717	$10,081		$(22)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.
(d)

All or portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
China	$6,176,977	$6,991,660	$—	$13,168,637
Germany	—	4,635,865	—	4,635,865
India	—	4,483,976	—	4,483,976
Ireland	9,386,897	—	—	9,386,897
Japan	—	6,615,599	—	6,615,599
Spain	—	3,573,793	—	3,573,793
Sweden	—	17,365,252	—	17,365,252
Switzerland	—	12,761,840	—	12,761,840
United Kingdom	—	26,438,813	—	26,438,813
United States	121,609,086	—	—	121,609,086
Corporate Bonds(a)	—	2,000	—	2,000
Preferred Securities(a)	—	—	990,868	990,868
Short-Term Securities:
Money Market Fund	6,769,717	—	—	6,769,717
Time Deposits(a)	—	234,427	—	234,427

	$143,942,677	$83,103,225	$990,868	$228,036,770

(a)	See above Schedule of Investments for values in each country.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening balance, as of October 31, 2019	$6,914,771
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	(5,923,903)
Purchases	—
Sales	—

Closing Balance, as of April 30, 2020	$990,868

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2020(b)	$(5,923,903)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

April 30, 2020

	BlackRock Asian Dragon Fund, Inc.	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock Long-Horizon Equity Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$116,274,450	$925,881,404	$77,196,071	$221,267,053
Investments at value — affiliated(c)	5,454,244	143,003,787	4,181,562	6,769,717
Cash	157	—	—	—
Cash pledged for futures contracts	528,000	4,846,000	—	—
Foreign currency at value(d)	142,692	382,149	58,508	—
Receivables:
Investments sold	110,350	1,464,891	1,937,573	—
Securities lending income — affiliated	—	5,481	1,345	19
Capital shares sold	13,352	7,225,706	15,874	285,835
Dividends — affiliated	889	15,380	80	1,075
Dividends — unaffiliated	106,279	469,644	448,999	1,106,533
Interest — unaffiliated	—	—	1,435	—
Variation margin on futures contracts	54,509	—	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	1,046,564	—	—
OTC swaps	—	2,534,133	—	—
Prepaid expenses	48,240	149,544	39,285	39,182

Total assets	122,733,162	1,087,024,683	83,880,732	229,469,414

LIABILITIES
Foreign bank overdraft	—	—	—	15,046
Bank overdraft	—	1,681	—	—
Cash received as collateral for OTC derivatives	—	3,630,000	—	—
Cash collateral on securities loaned at value	—	12,157,584	3,152,539	—
Payables:
Investments purchased	—	16,447,778	607,795	1,253
Capital shares redeemed	309,186	3,808,240	67,567	404,053
Deferred foreign capital gain tax	—	1,903	—	—
Investment advisory fees	110,717	1,037,206	144,250	270,438
Directors’ and Officer’s fees	2,567	1,908	2,683	2,586
Other accrued expenses	346,157	279,455	213,345	227,339
Other affiliates	439	1,476	460	775
Service and distribution fees	14,032	57,151	12,392	40,594
Variation margin on futures contracts	—	859,295	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	360,761	—	—
Other liabilities	—	—	—	2,347

Total liabilities	783,098	38,644,438	4,201,031	964,431

NET ASSETS	$121,950,064	$1,048,380,245	$79,679,701	$228,504,983

NET ASSETS CONSIST OF
Paid-in capital	$119,429,698	$1,089,309,222	$116,102,939	$184,757,801
Accumulated earnings (loss)	2,520,366	(40,928,977)	(36,423,238)	43,747,182

NET ASSETS	$121,950,064	$1,048,380,245	$79,679,701	$228,504,983

(a) Investments at cost — unaffiliated	$110,512,971	$951,851,966	$90,841,657	$187,380,651

(b) Securities loaned at value	$—	$11,943,562	$3,018,071	$—

(c) Investments at cost — affiliated	$5,454,244	$142,996,315	$4,179,902	$6,769,717

(d) Foreign currency at cost	$141,439	$381,664	$58,508	$—

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Assets and Liabilities  (continued)

April 30, 2020

	BlackRock Asian Dragon Fund, Inc.	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock Long-Horizon Equity Fund

NET ASSET VALUE

Institutional

Net assets	$58,412,269	$660,314,763	$26,217,756	$38,428,154

Shares outstanding, 100 million shares authorized	4,080,767	29,728,082	833,771	—

Shares outstanding, unlimited shares authorized	—	—	—	3,155,133

Net asset value	$14.31	$22.21	$31.44	$12.18

Par value	$0.10	$0.10	$0.10	$0.10

Investor A

Net assets	$59,492,872	$196,836,013	$50,073,994	$182,892,456

Shares outstanding, 100 million shares authorized	4,213,555	9,189,808	1,612,407	—

Shares outstanding, unlimited shares authorized	—	—	—	15,022,189

Net asset value	$14.12	$21.42	$31.06	$12.17

Par value	$0.10	$0.10	$0.10	$0.10

Investor C

Net assets	$2,392,481	$24,639,497	$2,951,592	$6,500,936

Shares outstanding, 100 million shares authorized	255,695	1,366,849	103,982	—

Shares outstanding, unlimited shares authorized	—	—	—	532,118

Net asset value	$9.36	$18.03	$28.39	$12.22

Par value	$0.10	$0.10	$0.10	$0.10

Class K

Net assets	$808,677	$166,589,972	$436,359	—

Shares outstanding, 2 billion shares authorized	56,542	7,498,539	13,883	—

Net asset value	$14.30	$22.22	$31.43	—

Par value per share	$0.10	$0.10	$0.10	—

Class R

Net assets	$843,765	$—	—	$683,437

Shares outstanding, 200 million shares authorized	78,654	—	—	—

Shares outstanding, unlimited shares authorized	—	—	—	55,643

Net asset value	$10.73	$—	—	$12.28

Par value per share	$0.10	$—	—	$0.10

See notes to financial statements.

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

	BlackRock Asian Dragon Fund, Inc.		BlackRock Emerging Markets Fund, Inc.
	Period from 01/01/20 to 04/30/20	Year Ended 12/31/19	Period from 11/01/19 to 04/30/20		Year Ended 10/31/19

INVESTMENT INCOME
Dividends — affiliated	$5,669	$65,504	$505,234		$676,749
Dividends — unaffiliated	366,931	3,194,648	5,039,699		13,544,742
Interest — unaffiliated	58	836	—		14,947
Securities lending income — affiliated — net	166	8,226	34,652		149,184
Foreign taxes withheld	(40,341)	(261,866)	(500,053)		(1,282,359)

Total investment income	332,483	3,007,348	5,079,532		13,103,263

EXPENSES
Investment advisory	265,802	899,239	3,292,084		4,320,990
Professional	112,643	110,305	107,367		117,354
Service and distribution — class specific	64,724	228,440	402,395		805,726
Transfer agent — class specific	62,878	203,380	511,815		762,181
Printing	57,854	21,095	35,452		34,920
Custodian	31,071	99,914	122,269		184,348
Registration	26,933	77,047	59,608		99,520
Accounting services	13,783	41,997	75,822		94,283
Directors and Officer	4,415	12,922	10,080		13,726
Organization and offering	—	4,045	—		—
Board realignment and consolidation	—	—	—		15,473
Offering	—	—	—		8,064
Miscellaneous	10,300	27,856	20,025		26,819

Total expenses	650,403	1,726,240	4,636,917		6,483,404

Less:
Fees waived and/or reimbursed by the Manager	(645)	(2,211)	(428,017)		(383,357)
Fees paid indirectly	—	—	(1,996)		(318)
Transfer agent fees waived and/or reimbursed — class specific	—	—	(346,504)		(550,119)

Total expenses after fees waived and/or reimbursed and paid indirectly	649,758	1,724,029	3,860,400		5,549,610

Net investment income (loss)	(317,275)	1,283,319	1,219,132		7,553,653

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	—	9	164		—
Futures contracts	44,688	292,789	(1,504,406)		409,574
Forward foreign currency exchange contracts	—	—	(164,104)		910,915
Foreign currency transactions	(25,211)	(44,359)	(7,662)		(155,905)
Investments — affiliated	157	814	(12,672)		1,681
Investments — unaffiliated	2,866,063	(5,867,807)	(3,474,423	)(a)	(6,491,435)
Swaps	—	—	(281,700)		970,569

	2,885,697	(5,618,554)	(5,444,803)		(4,354,601)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	67,918	—	628,226		977,371
Forward foreign currency exchange contracts	—	—	1,408,983		(723,180)
Foreign currency translations	144,504	3,269	(16,956)		1,612
Investments — affiliated	—	—	7,418		278
Investments — unaffiliated	(21,449,130)	33,571,329	(89,138,954	)(b)	71,104,819
Swaps	—	—	2,358,658		175,475

	(21,236,708)	33,574,598	(84,752,625)		71,536,375

Net realized and unrealized gain (loss)	(18,351,011)	27,956,044	(90,197,428)		67,181,774

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,668,286)	$29,239,363	$(88,978,296)		$74,735,427

(a)	Including $31,097 foreign capital gain tax.
(b)	Including $1,908 foreign capital gain tax.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations  (continued)

	BlackRock Latin America Fund, Inc.		BlackRock Long-Horizon Equity Fund
	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19

INVESTMENT INCOME
Dividends — affiliated	$9,836	$36,290	$8,985	$28,752
Dividends — unaffiliated	2,358,302	5,413,185	2,274,371	4,573,507
Interest — unaffiliated	26,717	30,260	—	—
Securities lending income — affiliated — net	7,355	19,403	1,096	4,628
Other income	—	—	5,130	—
Foreign taxes withheld	(275,984)	(457,936)	(148,800)	(189,204)

Total investment income	2,126,226	5,041,202	2,140,782	4,417,683

EXPENSES
Investment advisory	632,434	1,593,554	1,003,817	2,054,038
Service and distribution — class specific	121,235	313,934	290,000	606,176
Professional	95,544	85,099	84,896	91,279
Transfer agent — class specific	92,925	221,203	106,908	220,046
Custodian	44,340	44,177	18,062	30,987
Registration	33,735	70,897	33,142	64,738
Printing	27,578	27,183	30,939	34,003
Accounting services	21,064	45,939	34,053	66,941
Directors and Officer	5,986	12,998	6,145	14,563
Offering	—	7,804	—	—
Board realignment and consolidation	—	4,873	—	1,872
Miscellaneous	13,077	18,921	35,735	53,973

Total expenses	1,087,918	2,446,582	1,643,697	3,238,616
Less:
Fees waived and/or reimbursed by the Manager	(574)	(4,008)	(63,720)	(129,334)
Fees paid indirectly	(118)	(301)	—	—
Transfer agent fees waived and/or reimbursed — class specific	—	—	(54)	(219)

Total expenses after fees waived and/or reimbursed	1,087,226	2,442,273	1,579,923	3,109,063

Net investment income	1,039,000	2,598,929	560,859	1,308,620

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	4	—	3	—
Foreign currency transactions	8,319	(167,689)	(22,897)	130,634
Investments — affiliated	(1,800)	(709)	(25)	697
Investments — unaffiliated	(5,481,659)	4,828,508	9,582,244	28,035,363
Litigation proceeds	903,714	—	—	—

	(4,571,422)	4,660,110	9,559,325	28,166,694

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	(29,896)	6,711	214,010	25,608
Investments — affiliated	1,184	1,217	—	9
Investments — unaffiliated	(51,093,018)	5,382,692	(26,884,292)	18,084,017

	(51,121,730)	5,390,620	(26,670,282)	18,109,634

Net realized and unrealized gain (loss)	(55,693,152)	10,050,730	(17,110,957)	46,276,328

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(54,654,152)	$12,649,659	$(16,550,098)	$47,584,948

See notes to financial statements.

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Asian Dragon Fund, Inc.			BlackRock Emerging Markets Fund, Inc
	Period from 01/01/20 to 04/30/20	Year Ended December 31,		Period from 11/01/19 to 04/30/20	Year Ended October 31,
		2019	2018		2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(317,275)	$1,283,319	$1,510,615	$1,219,132	$7,553,653	$2,364,389
Net realized gain (loss)	2,885,697	(5,618,554)	4,330,574	(5,444,803)	(4,354,601)	16,252,435
Net change in unrealized appreciation (depreciation)	(21,236,708)	33,574,598	(37,699,730)	(84,752,625)	71,536,375	(46,744,083)

Net increase (decrease) in net assets resulting from operations	(18,668,286)	29,239,363	(31,858,541)	(88,978,296)	74,735,427	(28,127,259)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(644,549)	(3,571,342)	(5,354,190)	(1,031,885)	(385,038)
Investor A	—	(482,547)	(3,564,757)	(2,821,044)	(1,095,473)	(354,409)
Investor C	—	(9,266)	(252,809)	(231,852)	—	—
Class K	—	(6,122)	(28,798)	(2,366,183)	(15,478)	—
Class R	—	(4,206)	(123,677)	—	—	—

Decrease in net assets resulting from distributions to shareholders	—	(1,146,690)	(7,541,383)	(10,773,269)	(2,142,836)	(739,447)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(9,051,646)	(23,939,472)	(48,447,246)	494,421,747	281,188,608	(12,001,228)

NET ASSETS
Total increase (decrease) in net assets	(27,719,932)	4,153,201	(87,847,170)	394,670,182	353,781,199	(40,867,934)
Beginning of period	149,669,996	145,516,795	233,363,965	653,710,063	299,928,864	340,796,798

End of period	$121,950,064	$149,669,996	$145,516,795	$1,048,380,245	$653,710,063	$299,928,864

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets  (continued)

	BlackRock Latin America Fund, Inc.			BlackRock Long-Horizon Equity Fund
	Period from 11/01/19 to 04/30/20	Year Ended October 31,		Period from 11/01/19 to 04/30/20	Year Ended October 31,
		2019	2018		2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,039,000	$2,598,929	$1,525,576	$560,859	$1,308,620	$1,334,232
Net realized gain (loss)	(4,571,422)	4,660,110	6,474,108	9,559,325	28,166,694	16,921,092
Net change in unrealized appreciation (depreciation)	(51,121,730)	5,390,620	(9,147,748)	(26,670,282)	18,109,634	(6,733,155)

Net increase (decrease) in net assets resulting from operations	(54,654,152)	12,649,659	(1,148,064)	(16,550,098)	47,584,948	11,522,169

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,064,724)	(684,146)	(746,930)	(5,124,619)	(3,291,922)	(1,968,772)
Investor A	(1,606,497)	(765,993)	(873,457)	(22,943,941)	(14,323,962)	(8,032,005)
Investor B	—	—	—	—	—	(883)
Investor C	(44,901)	—	—	(811,756)	(572,310)	(844,160)
Class K	(16,700)	(9,377)	—	—	—	—
Class R	—	—	—	(81,505)	(69,381)	(67,493)

Decrease in net assets resulting from distributions to shareholders	(2,732,822)	(1,459,516)	(1,620,387)	(28,961,821)	(18,257,575)	(10,913,313)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(11,897,940)	(25,171,244)	(23,052,337)	7,998,054	(22,167,140)	(31,961,630)

NET ASSETS
Total increase (decrease) in net assets	(69,284,914)	(13,981,101)	(25,820,788)	(37,513,865)	7,160,233	(31,352,774)
Beginning of period	148,964,615	162,945,716	188,766,504	266,018,848	258,858,615	290,211,389

End of period	$79,679,701	$148,964,615	$162,945,716	$228,504,983	$266,018,848	$258,858,615

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc.

	Institutional
	Period from 01/01/20 to 04/30/20		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$16.41		$13.58	$17.15	$16.06	$15.91	$17.14

Net investment income (loss)(a)	(0.03)		0.15	0.15	0.21	0.19	0.23
Net realized and unrealized gain (loss)	(2.07)		2.83	(3.00)	4.25	0.21	(0.48)

Net increase (decrease) from investment operations	(2.10)		2.98	(2.85)	4.46	0.40	(0.25)

Distributions(b)
From net investment income	—		(0.15)	(0.12)	(0.47)	(0.25)	(0.27)
From net realized gain	—		—	(0.60)	(2.90)	—	(0.71)

Total distributions	—		(0.15)	(0.72)	(3.37)	(0.25)	(0.98)

Net asset value, end of period	$14.31		$16.41	$13.58	$17.15	$16.06	$15.91

Total Return(c)
Based on net asset value	(12.80	)%(d)	21.97%	(16.73)%	28.38%	2.47%	(1.49)%

Ratios to Average Net Assets
Total expenses	1.14	%(e)(f)	0.99%	1.06%	1.22%	1.00%	0.94%

Total expenses after fees waived and/or reimbursed	1.14	%(e)(f)	0.99%	1.05%	1.11%	0.99%	0.94%

Net investment income (loss)	(0.56	)%(e)	1.02%	0.94%	1.14%	1.19%	1.29%

Supplemental Data
Net assets, end of period (000)	$58,412		$71,202	$68,280	$112,064	$94,489	$113,185

Portfolio turnover rate	13%		55%	44%	123%	81%	89%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.31%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)

	Investor A
	Period from 01/01/20 to 04/30/20		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$16.20		$13.41	$16.94	$15.89	$15.75	$16.96

Net investment income (loss)(a)	(0.04)		0.11	0.11	0.17	0.15	0.19
Net realized and unrealized gain (loss)	(2.04)		2.78	(2.96)	4.20	0.20	(0.46)

Net increase (decrease) from investment operations	(2.08)		2.89	(2.85)	4.37	0.35	(0.27)

Distributions(b)
From net investment income	—		(0.10)	(0.08)	(0.42)	(0.21)	(0.23)
From net realized gain	—		—	(0.60)	(2.90)	—	(0.71)

Total distributions	—		(0.10)	(0.68)	(3.32)	(0.21)	(0.94)

Net asset value, end of period	$14.12		$16.20	$13.41	$16.94	$15.89	$15.75

Total Return(c)
Based on net asset value	(12.84	)%(d)	21.63%	(16.95)%	28.15%	2.23%	(1.63)%

Ratios to Average Net Assets
Total expenses	1.40	%(e)(f)	1.25%	1.31%	1.43%	1.20%	1.17%

Total expenses after fees waived and/or reimbursed	1.40	%(e)(f)	1.25%	1.30%	1.32%	1.20%	1.17%

Net investment income (loss)	(0.83	)%(e)	0.75%	0.72%	0.94%	0.99%	1.07%

Supplemental Data
Net assets, end of period (000)	$59,493		$73,416	$70,891	$109,600	$93,523	$112,036

Portfolio turnover rate	13%		55%	44%	123%	81%	89%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.57%.

See notes to financial statements.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)

	Investor C
	Period from 01/01/20 to 04/30/20		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.78		$8.95	$11.51	$11.62	$11.58	$12.73

Net investment income (loss)(a)	(0.06)		0.00 (b)	0.00 (b)	0.02	0.02	0.04
Net realized and unrealized gain (loss)	(1.36)		1.85	(2.01)	3.03	0.15	(0.34)

Net increase (decrease) from investment operations	(1.42)		1.85	(2.01)	3.05	0.17	(0.30)

Distributions(c)
From net investment income	—		(0.02)	—	(0.26)	(0.13)	(0.14)
From net realized gain	—		—	(0.55)	(2.90)	—	(0.71)

Total distributions	—		(0.02)	(0.55)	(3.16)	(0.13)	(0.85)

Net asset value, end of period	$9.36		$10.78	$8.95	$11.51	$11.62	$11.58

Total Return(d)
Based on net asset value	(13.17	)%(e)	20.74%	(17.61)%	27.05%	1.44%	(2.44)%

Ratios to Average Net Assets
Total expenses	2.50	%(f)(g)	2.08%	2.08%	2.21%	1.98%	1.95%

Total expenses after fees waived and/or reimbursed	2.50	%(f)(g)	2.08%	2.08%	2.11%	1.98%	1.95%

Net investment income (loss)	(1.71	)%(f)	(0.01)%	(0.01)%	0.14%	0.21%	0.28%

Supplemental Data
Net assets, end of period (000)	$2,392		$3,238	$3,838	$8,732	$18,236	$24,176

Portfolio turnover rate	13%		55%	44%	123%	81%	89%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.67%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)

	Class K
	Period from 01/01/20 to 04/30/20		Year Ended December 31, 2019	Period from 01/25/18 (a) to 12/31/18

Net asset value, beginning of period	$16.40		$13.57	$18.69

Net investment income (loss)(b)	(0.02)		0.16	0.22
Net realized and unrealized gain (loss)	(2.08)		2.82	(4.60)

Net increase (decrease) from investment operations	(2.10)		2.98	(4.38)

Distributions(c)
From net investment income	—		(0.15)	(0.14)
From net realized gain	—		—	(0.60)

Total distributions	—		(0.15)	(0.74)

Net asset value, end of period	$14.30		$16.40	$13.57

Total Return(d)
Based on net asset value	(12.80	)%(e)	22.05%	(23.55	)%(e)

Ratios to Average Net Assets
Total expenses	1.10	%(f)(g)	0.96%	1.00	%(f)(h)

Total expenses after fees waived and/or reimbursed	1.10	%(f)(g)	0.96%	1.00	%(f)

Net investment income (loss)	(0.42	)%(f)	1.03%	1.52	%(f)

Supplemental Data
Net assets, end of period (000)	$809		$699	$446

Portfolio turnover rate	13%		55%	44%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.27% and 1.27%, respectively.

(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.00%.

See notes to financial statements.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)

	Class R
	Period from 01/01/20 to 04/30/20		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.33		$10.20	$13.07	$12.89	$12.81	$13.97

Net investment income (loss)(a)	(0.05)		0.03	0.04	0.07	0.06	0.09
Net realized and unrealized gain (loss)	(1.55)		2.12	(2.28)	3.38	0.16	(0.37)

Net increase (decrease) from investment operations	(1.60)		2.15	(2.24)	3.45	0.22	(0.28)

Distributions(b)
From net investment income	—		(0.02)	(0.03)	(0.37)	(0.14)	(0.17)
From net realized gain	—		—	(0.60)	(2.90)	—	(0.71)

Total distributions	—		(0.02)	(0.63)	(3.27)	(0.14)	(0.88)

Net asset value, end of period	$10.73		$12.33	$10.20	$13.07	$12.89	$12.81

Total Return(c)
Based on net asset value	(12.98	)%(d)	21.14%	(17.30)%	27.53%	1.70%	(2.07)%

Ratios to Average Net Assets
Total expenses	1.77	%(e)(f)	1.73%	1.73%	1.88%	1.71%	1.63%

Total expenses after fees waived and/or reimbursed	1.77	%(e)(f)	1.73%	1.72%	1.76%	1.71%	1.63%

Net investment income (loss)	(1.21	)%(e)	0.27%	0.30%	0.50%	0.50%	0.60%

Supplemental Data
Net assets, end of period (000)	$844		$1,115	$2,062	$2,967	$2,647	$3,712

Portfolio turnover rate	13%		55%	44%	123%	81%	89%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.94%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc.

	Institutional
	Period from 11/01/19 to 04/30/20		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$24.51		$20.73	$22.74	$18.32	$16.51	$20.56

Net investment income(a)	0.04		0.40	0.24	0.14	0.16	0.19
Net realized and unrealized gain (loss)	(1.94)		3.58	(2.14)	4.58	1.86	(4.13)

Net increase (decrease) from investment operations	(1.90)		3.98	(1.90)	4.72	2.02	(3.94)

Distributions from net investment income(b)	(0.40)		(0.20)	(0.11)	(0.30)	(0.21)	(0.11)

Net asset value, end of period	$22.21		$24.51	$20.73	$22.74	$18.32	$16.51

Total Return(c)
Based on net asset value	(7.95	)%(d)	19.39%	(8.39)%	26.35%	12.47%	(19.24)%

Ratios to Average Net Assets(e)
Total expenses	1.04	%(f)	1.14%	1.31%	1.34%	1.20%	1.17%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.86	%(f)	0.97%	1.11%	1.34%	1.20%	1.17%

Net investment income	0.34	%(f)	1.73%	1.05%	0.72%	0.97%	0.98%

Supplemental Data
Net assets, end of period (000)	$660,315		$308,719	$98,990	$77,115	$120,939	$169,509

Portfolio turnover rate	63%		119%	121%	126%	92%	103%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/19 to 04/30/20	Year Ended October 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	—%	—%	0.01%

(f)	Annualized.

See notes to financial statements.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Investor A
	Period from 11/01/19 to 04/30/20		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$23.62		$19.96	$21.88	$17.62	$15.89	$19.81

Net investment income(a)	0.02		0.29	0.16	0.07	0.08	0.10
Net realized and unrealized gain (loss)	(1.89)		3.50	(2.04)	4.42	1.79	(3.99)

Net increase (decrease) from investment operations	(1.87)		3.79	(1.88)	4.49	1.87	(3.89)

Distributions from net investment income(b)	(0.33)		(0.13)	(0.04)	(0.23)	(0.14)	(0.03)

Net asset value, end of period	$21.42		$23.62	$19.96	$21.88	$17.62	$15.89

Total Return(c)
Based on net asset value	(8.09	)%(d)	19.11%	(8.62)%	25.95%	11.95%	(19.67)%

Ratios to Average Net Assets(e)
Total expenses	1.36	%(f)	1.45%	1.60%	1.68%	1.68%	1.62%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.11	%(f)	1.22%	1.40%	1.68%	1.68%	1.62%

Net investment income	0.21	%(f)	1.31%	0.72%	0.39%	0.51%	0.56%

Supplemental Data
Net assets, end of period (000)	$196,836		$204,061	$164,683	$210,355	$191,205	$193,165

Portfolio turnover rate	63%		119%	121%	126%	92%	103%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/19 to 04/30/20	Year Ended October 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	—%	—%	0.01%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Investor C
	Period from 11/01/19 to 04/30/20		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$19.83		$16.77	$18.50	$14.93	$13.48	$16.91

Net investment income (loss)(a)	(0.05)		0.09	(0.02)	(0.09)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	(1.60)		2.97	(1.71)	3.76	1.53	(3.39)

Net increase (decrease) from investment operations	(1.65)		3.06	(1.73)	3.67	1.49	(3.43)

Distributions from net investment income(b)	(0.15)		—	—	(0.10)	(0.04)	—

Net asset value, end of period	$18.03		$19.83	$16.77	$18.50	$14.93	$13.48

Total Return(c)
Based on net asset value	(8.42	)%(d)	18.25%	(9.35)%	24.84%	11.07%	(20.28)%

Ratios to Average Net Assets(e)
Total expenses	2.22	%(f)	2.31%	2.41%	2.53%	2.52%	2.44%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.86	%(f)	1.98%	2.18%	2.53%	2.52%	2.44%

Net investment income (loss)	(0.51	)%(f)	0.50%	(0.10)%	(0.57)%	(0.33)%	(0.26)%

Supplemental Data
Net assets, end of period (000)	$24,639		$31,362	$34,756	$53,327	$99,170	$110,911

Portfolio turnover rate	63%		119%	121%	126%	92%	103%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/19 to 04/30/20	Year Ended October 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	—%	—%	0.01%

(f)	Annualized.

See notes to financial statements.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Class K
	Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Period from 01/25/18 (a) to 10/31/18

Net asset value, beginning of period	$24.52		$20.74	$25.97

Net investment income(b)	0.06		0.48	0.32
Net realized and unrealized gain (loss)	(1.95)		3.52	(5.55)

Net increase (decrease) from investment operations	(1.89)		4.00	(5.23)

Distributions from net investment income(b)	(0.41)		(0.22)	—

Net asset value, end of period	$22.22		$24.52	$20.74

Total Return(d)
Based on net asset value	(7.91	)%(e)	19.48%	(20.14	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.92	%(g)	0.98%	1.16	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.81	%(g)	0.92%	0.95	%(g)

Net investment income	0.46	%(g)	2.08%	1.82	%(g)

Supplemental Data
Net assets, end of period (000)	$166,590		$109,569	$1,500

Portfolio turnover rate	63%		119%	121%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19	Period from 01/25/18 to 10/31/18
Investments in underlying funds	0.02%	0.01%	0.01%

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc.

	Institutional
	Period from 11/01/19 to 04/30/20		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$52.43		$48.89	$49.20	$45.22	$34.98	$54.16

Net investment income(a)	0.44		0.94	0.56	0.40	0.56	0.49
Net realized and unrealized gain (loss)	(20.30)		3.15	(0.29)	4.15	9.95	(18.53)

Net increase (decrease) from investment operations	(19.86)		4.09	0.27	4.55	10.51	(18.04)

Distributions from net investment income(b)	(1.13)		(0.55)	(0.58)	(0.57)	(0.27)	(1.14)

Net asset value, end of period	$31.44		$52.43	$48.89	$49.20	$45.22	$34.98

Total Return(c)
Based on net asset value	(38.76	)%(d)(e)	8.53%	0.58%	10.37%	30.32%	(33.77)%

Ratios to Average Net Assets
Total expenses	1.43	%(f)(g)	1.30%	1.36%	1.31%	1.33%	1.32%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.43	%(f)(g)	1.30%	1.35%	1.31%	1.33%	1.32%

Net investment income	1.88	%(f)	1.85%	1.13%	0.88%	1.52%	1.14%

Supplemental Data
Net assets, end of period (000)	$26,218		$52,123	$59,535	$64,009	$56,867	$45,472

Portfolio turnover rate	54%		70%	48%	56%	58%	35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.40)%.

(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.49%.

See notes to financial statements.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)

	Investor A
	Period from 11/01/19 to 04/30/20		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$51.70		$48.20	$48.49	$44.57	$34.45	$53.31

Net investment income(a)	0.36		0.78	0.40	0.26	0.42	0.35
Net realized and unrealized gain (loss)	(20.05)		3.12	(0.27)	4.10	9.83	(18.24)

Net increase (decrease) from investment operations	(19.69)		3.90	0.13	4.36	10.25	(17.89)

Distributions from net investment income(b)	(0.95)		(0.40)	(0.42)	(0.44)	(0.13)	(0.97)

Net asset value, end of period	$31.06		$51.70	$48.20	$48.49	$44.57	$34.45

Total Return(c)
Based on net asset value	(38.84	)%(d)(e)	8.20%	0.29%	10.03%	29.91%	(33.96)%

Ratios to Average Net Assets
Total expenses	1.74	%(f)(g)	1.60%	1.66%	1.62%	1.65%	1.61%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.73	%(f)(g)	1.60%	1.65%	1.62%	1.65%	1.61%

Net investment income	1.56	%(f)	1.57%	0.83%	0.58%	1.17%	0.83%

Supplemental Data
Net assets, end of period (000)	$50,074		$89,686	$90,613	$107,992	$105,414	$93,494

Portfolio turnover rate	54%		70%	48%	56%	58%	35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.49)%.

(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.80% and 1.79%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)

	Investor C
	Period from 11/01/19 to 04/30/20		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$46.95		$43.75	$43.98	$40.45	$31.41	$48.57

Net investment income (loss)(a)	0.16		0.35	0.03	(0.06)	0.12	(0.02)
Net realized and unrealized gain (loss)	(18.38)		2.85	(0.26)	3.72	8.92	(16.64)

Net increase (decrease) from investment operations	(18.22)		3.20	(0.23)	3.66	9.04	(16.66)

Distributions from net investment income(b)	(0.34)		—	—	(0.13)	—	(0.50)

Net asset value, end of period	$28.39		$46.95	$43.75	$43.98	$40.45	$31.41

Total Return(c)
Based on net asset value	(39.10	)%(d)(e)	7.31%	(0.52)%	9.12%	28.78%	(34.53)%

Ratios to Average Net Assets
Total expenses	2.58	%(f)(g)	2.42%	2.47%	2.47%	2.51%	2.48%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.57	%(f)(g)	2.42%	2.46%	2.47%	2.51%	2.47%

Net investment income (loss)	0.74	%(f)	0.77%	0.06%	(0.16)%	0.37%	(0.04)%

Supplemental Data
Net assets, end of period (000)	$2,952		$6,397	$12,014	$16,746	$24,117	$22,787

Portfolio turnover rate	54%		70%	48%	56%	58%	35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.74)%.

(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.64% and 2.63%, respectively.

See notes to financial statements.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)

	Class K
	Period from 11/01/19 to 04/30/20		Year Ended October 31, 2019	Period from 01/25/18 (a) to 10/31/18

Net asset value, beginning of period	$52.43		$48.92	$55.91

Net investment income(b)	0.44		0.96	0.31
Net realized and unrealized gain (loss)	(20.28)		3.14	(7.30)

Net increase (decrease) from investment operations	(19.84)		4.10	(6.99)

Distributions from net investment income(b)	(1.16)		(0.59)	—

Net asset value, end of period	$31.43		$52.43	$48.92

Total Return(c)
Based on net asset value	(38.74	)%(d)(e)	8.55%	(12.50	)%(d)

Ratios to Average Net Assets
Total expenses	1.40	%(f)(g)	1.27%	1.33	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.40	%(f)(g)	1.27%	1.32	%(e)

Net investment income	1.89	%(f)	1.90%	0.84	%(e)

Supplemental Data
Net assets, end of period (000)	$436		$758	$784

Portfolio turnover rate	54%		70%	48%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.38)%.

(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.46%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund

	Institutional
	Period from 11/01/19 to 04/30/20		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.58		$13.08	$13.09	$10.75	$12.80	$15.27

Net investment income(a)	0.04		0.10	0.10	0.08	0.10	0.13
Net realized and unrealized gain (loss)	(0.80)		2.38	0.42	2.36	(1.21)	(0.22)

Net increase (decrease) from investment operations	(0.76)		2.48	0.52	2.44	(1.11)	(0.09)

Distributions(b)
From net investment income	(0.12)		(0.10)	(0.08)	(0.10)	(0.12)	(0.19)
From net realized gain	(1.52)		(0.88)	(0.45)	—	(0.82)	(2.19)

Total distributions	(1.64)		(0.98)	(0.53)	(0.10)	(0.94)	(2.38)

Net asset value, end of period	$12.18		$14.58	$13.08	$13.09	$10.75	$12.80

Total Return(c)
Based on net asset value	(6.45	)%(d)	20.73%	4.04%	22.89%	(9.06)%	(0.28)%

Ratios to Average Net Assets
Total expenses	1.04	%(e)(f)	1.01%	1.01%	1.01%	1.02%	0.98%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.99	%(e)(f)	0.96%	0.96%	0.99%	1.02%	0.98%

Net investment income	0.67	%(e)	0.76%	0.75%	0.68%	0.88%	0.95%

Supplemental Data
Net assets, end of period (000)	$38,428		$45,641	$44,879	$48,196	$44,983	$72,806

Portfolio turnover rate	27%		42%	24%	28%	80%	71%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.07% and 1.02%, respectively.

See notes to financial statements.

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund (continued)

	Investor A
	Period from 11/01/19 to 04/30/20		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.55		$13.05	$13.06	$10.72	$12.76	$15.23

Net investment income(a)	0.03		0.07	0.07	0.05	0.07	0.09
Net realized and unrealized gain (loss)	(0.82)		2.38	0.42	2.36	(1.21)	(0.22)

Net increase (decrease) from investment operations	(0.79)		2.45	0.49	2.41	(1.14)	(0.13)

Distributions(b)
From net investment income	(0.07)		(0.07)	(0.05)	(0.07)	(0.08)	(0.15)
From net realized gain	(1.52)		(0.88)	(0.45)	—	(0.82)	(2.19)

Total distributions	(1.59)		(0.95)	(0.50)	(0.07)	(0.90)	(2.34)

Net asset value, end of period	$12.17		$14.55	$13.05	$13.06	$10.72	$12.76

Total Return(c)
Based on net asset value	(6.61	)%(d)	20.42%	3.78%	22.59%	(9.32)%	(0.55)%

Ratios to Average Net Assets
Total expenses	1.30	%(e)(f)	1.27%	1.27%	1.27%	1.28%	1.25%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.25	%(e)(f)	1.22%	1.22%	1.25%	1.28%	1.25%

Net investment income	0.43	%(e)	0.50%	0.49%	0.40%	0.60%	0.69%

Supplemental Data
Net assets, end of period (000)	$182,892		$211,071	$194,416	$214,372	$201,001	$273,185

Portfolio turnover rate	27%		42%	24%	28%	80%	71%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.33% and 1.28%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund (continued)

	Investor C
	Period from 11/01/19 to 04/30/20		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.50		$12.87	$12.94	$10.65	$12.68	$15.14

Net investment loss(a)	(0.03)		(0.05)	(0.04)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(0.82)		2.40	0.42	2.32	(1.19)	(0.21)

Net increase (decrease) from investment operations	(0.85)		2.35	0.38	2.29	(1.21)	(0.22)

Distributions(b)
From net investment income	—		—	—	—	—	(0.05)
From net realized gain	(1.43)		(0.72)	(0.45)	—	(0.82)	(2.19)

Total distributions	(1.43)		(0.72)	(0.45)	—	(0.82)	(2.24)

Net asset value, end of period	$12.22		$14.50	$12.87	$12.94	$10.65	$12.68

Total Return(c)
Based on net asset value	(6.97	)%(d)	19.54%	2.96%	21.50%	(9.95)%	(1.28)%

Ratios to Average Net Assets
Total expenses	2.13	%(e)(f)	2.07%	2.03%	2.07%	2.05%	2.01%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.08	%(e)(f)	2.02%	1.98%	2.06%	2.05%	2.01%

Net investment loss	(0.42	)%(e)	(0.35)%	(0.27)%	(0.26)%	(0.16)%	(0.08)%

Supplemental Data
Net assets, end of period (000)	$6,501		$8,502	$18,464	$25,518	$65,842	$99,939

Portfolio turnover rate	27%		42%	24%	28%	80%	71%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.16% and 2.11%, respectively.

See notes to financial statements.

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund (continued)

	Class R
	Period from 11/01/19 to 04/30/20		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.60		$13.06	$13.08	$10.72	$12.76	$15.21

Net investment income(a)	0.00	(b)	0.01	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss)	(0.82)		2.40	0.42	2.36	(1.20)	(0.22)

Net increase (decrease) from investment operations	(0.82)		2.41	0.43	2.37	(1.18)	(0.19)

Distributions(c)
From net investment income	—		—	—	(0.01)	(0.04)	(0.07)
From net realized gain	(1.50)		(0.87)	(0.45)	—	(0.82)	(2.19)

Total distributions	(1.50)		(0.87)	(0.45)	(0.01)	(0.86)	(2.26)

Net asset value, end of period	$12.28		$14.60	$13.06	$13.08	$10.72	$12.76

Total Return(d)
Based on net asset value	(6.74	)%(e)	19.94%	3.32%	22.09%	(9.68)%	(0.99)%

Ratios to Average Net Assets
Total expenses	1.71	%(f)(g)	1.67%	1.65%	1.70%	1.71%	1.78%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.64	%(f)(g)	1.62%	1.60%	1.65%	1.69%	1.70%

Net investment income	0.03	%(f)(g)	0.09%	0.07%	0.05%	0.20%	0.21%

Supplemental Data
Net assets, end of period (000)	$683		$806	$1,100	$2,099	$2,816	$3,721

Portfolio turnover rate	27%		42%	24%	28%	80%	71%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.74% and 1.67%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc. and BlackRock Long-Horizon Equity Fund are each registered under the Investment Company Act of 1940 are, as amended (the “1940 Act”), as open-end management investment companies. BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. are each organized as a Maryland corporation and BlackRock Long-Horizon Equity Fund is organized as a Delaware statutory trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Asian Dragon Fund, Inc.	Asian Dragon	Diversified
BlackRock Emerging Markets Fund, Inc.	Emerging Markets	Non-diversified
BlackRock Latin America Fund, Inc.	Latin America	Non-diversified
BlackRock Long-Horizon Equity Fund	Long-Horizon Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of Asian Dragon, Emerging Markets and Latin America and the Board of Trustees of Long-Horizon Equity are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

During the period, the Board approved a change in the fiscal year end of Asian Dragon from December 31 to April 30 and of Emerging Markets, Latin America and Long-Horizon Equity from October 31 to April 30, each effective April 30, 2020.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2020, certain investments of the Emerging Markets and Latin America were fair valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BlackRock Emerging Markets Fund, Inc.
J.P. Morgan Securities LLC	$10,936,237	$(10,936,237)	$—
Morgan Stanley & Co. LLC	1,007,325	(1,007,325)	—

	$11,943,562	$(11,943,562)	$—

BlackRock Latin America Fund, Inc.
Citigroup Global Markets, Inc.	$1,367,851	$(1,367,851)	$—
Credit Suisse Securities (USA) LLC	3,326	(3,326)	—
J.P. Morgan Securities LLC	1,241,096	(1,241,096)	—
Morgan Stanley & Co. LLC	323,926	(323,926)	—
State Street Bank & Trust Company	81,872	(81,872)	—

	$3,018,071	$(3,018,071)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

•

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
First $1 Billion	0.60%	0.81%	1.00%	0.80%
$1 Billion — $3 Billion	0.56	0.76	0.94	0.75
$3 Billion — $5 Billion	0.54	0.73	0.90	0.72
$5 Billion — $10 Billion	0.52	0.70	0.87	0.70
Greater than $10 Billion	0.51	0.69	0.85	0.68

Prior to September 19, 2019, for such services, Emerging Markets paid the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.89%
$1 billion to $3 billion	0.84
$3 billion to $5 billion	0.80
$5 billion to $10 billion	0.77
Greater than $10 billion	0.76

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

With respect to Asian Dragon and Emerging Markets and Long-Horizon Equity, the Manager entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BAMNA”) and with respect to Long-Horizon Equity, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), each an affiliate of the Manager. The Manager pays BAMNA and BIL for services they provide for that portion of each Fund for which BAMNA and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
Investor A	0.25%	0.25%	0.25%	0.25%
Investor C	0.25	0.25	0.25	0.25
Class R	0.25	—	—	0.25

	Distribution Fees
	Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
Investor C	0.75%	0.75%	0.75%	0.75%
Class R	0.25	—	—	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

The following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Period from 01/01/20 to 04/30/20	Year Ended 12/31/19	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Asian Dragon
Investor A	$53,872	$182,117	$—	$—
Investor C	9,216	37,076	—	—
Class R	1,636	9,247	—	—

Total	$64,724	$228,440	$—	$—

Emerging Markets
Investor A	$—	$—	$255,759	$475,866
Investor C	—	—	146,636	329,860

Total	$—	$—	$402,395	$805,726

Latin America
Investor A	$—	$—	$96,064	$231,665
Investor C	—	—	25,171	82,269

Total	$—	$—	$121,235	$313,934

Long-Horizon Equity
Investor A	$—	$—	$249,733	$506,249
Investor C	—	—	38,400	95,227
Class R	—	—	1,867	4,700

Total	$—	$—	$290,000	$606,176

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the period ended April 30, 2020 for each Fund and the year ended December 31, 2019 for Asian Dragon and the year ended October 31, 2019 for Emerging Markets, Latin America and Long-Horizon Equity, the Funds did not pay any amounts to affiliates in return for these services.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. Each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Period from 01/01/20 to 04/30/20	Year Ended 12/31/19	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Asian Dragon
Institutional	$1,668	$5,127	$—	$—
Investor A	760	2,747	—	—
Investor C	282	472	—	—
Class K	11	43	—	—
Class R	6	11	—	—

Total	$2,727	$8,400	$—	$—

Emerging Markets
Institutional	$—	$—	$728	$1,384
Investor A	—	—	3,822	7,232
Investor C	—	—	1,092	2,233
Class K	—	—	162	147

Total	$—	$—	$5,804	$10,996

Latin America
Institutional	$—	$—	$305	$790
Investor A	—	—	3,825	7,298
Investor C	—	—	305	720
Class K	—	—	5	16

Total	$—	$—	$4,440	$8,824

Long-Horizon Equity
Institutional	$—	$—	$148	$374
Investor A	—	—	1,579	3,138
Investor C	—	—	245	600
Class R	—	—	3	—

Total	$—	$—	$1,975	$4,112

The following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Period from 01/01/20 to 04/30/20	Year Ended 12/31/19	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Asian Dragon
Institutional	$27,436	$88,964	$—	$—
Investor A	29,864	99,126	—	—
Investor C	4,514	7,988	—	—
Class K	216	475	—	—
Class R	848	6,827	—	—

Total	$62,878	$203,380	$—	$—

Emerging Markets
Institutional	$—	$—	$268,184	$290,656
Investor A	—	—	198,183	371,812
Investor C	—	—	44,644	98,643
Class K	—	—	804	1,070

Total	$—	$—	$511,815	$762,181

Latin America
Institutional	$—	$—	$23,274	$58,885
Investor A	—	—	62,856	143,509
Investor C	—	—	6,539	18,263
Class K	—	—	256	546

Total	$—	$—	$92,925	$221,203

Long-Horizon Equity
Institutional	$—	$—	$15,624	$31,613
Investor A	—	—	83,825	173,315
Investor C	—	—	6,543	12,920
Class R	—	—	916	2,198

Total	$—	$—	$106,908	$220,046

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

Other Fees: Affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Period from 01/01/20 to 04/30/20	Year Ended 12/31/19	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Asian Dragon	$857	$2,363	$—	$—
Emerging Markets	—	—	6,081	10,937
Latin America	—	—	579	,227
Long-Horizon Equity	—	—	617	1,196

Affiliates received CDSCs as follows:

	Period from 01/01/20 to 04/30/20	Year Ended 12/31/19	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Asian Dragon
Investor A	$1	$47	$—	$—
Investor C	15	40	—	—
Emerging Markets
Investor A	$—	$—	$1,191	$2,952
Investor C	—	—	1,676	1,357
Latin America
Investor A	$—	$—	$—	$43
Investor C	—	—	50	454
Long-Horizon Equity
Investor A	$—	$—	$66	$—
Investor C	—	—	25	418

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to Long-Horizon, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% of the Fund’s average daily net assets. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amount waived was as follows:

	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Fees waived and/or reimbursed by the Manager	$62,738	$128,378

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through February 28, 2021 with respect to Emerging Markets, Latin America and Long-Horizon Equity and through August 31, 2021 with respect to Asian Dragon. These contractual agreements may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. With respect to Emerging Markets and Long-Horizon Equity, the amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	Period from 01/01/20 to 04/30/20	Year Ended 12/31/19	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Amounts Waived
Asian Dragon	$645	$2,211	$—	$—
Emerging Markets	—	—	32,592	23,137
Latin America	—	—	574	1,199
Long-Horizon Equity	—	—	982	956

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2021 with respect to Emerging Markets, Latin America and Long-Horizon Equity and through August 31, 2021 with respect to Asian Dragon. These contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the period ended April 30, 2020 for each Fund and the year ended December 31, 2019 for Asian Dragon and the year ended October 31, 2019 for Emerging Markets, Latin America and Long-Horizon Equity, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to Emerging Markets and Long-Horizon Equity, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Emerging Markets	Long-Horizon Equity
Institutional	0.86%	1.15%
Investor A	1.11	1.43
Investor C	1.86	2.29
Class K	0.81	—
Class R	—	1.70

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Prior to September 19, 2019, the expense limitations as a percentage of average daily net assets were as follows:

Emerging Markets
Institutional	0.99%
Investor A	1.24
Investor C	1.99
Class K	0.94

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 28, 2021, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. The Manager waived and/or reimbursed amounts as follows, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations:

	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Emerging Markets	$395,425	$344,747

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific, in the Statements of Operations. Class specific expense waivers and/or reimbursements are as follows:

Transfer agent fees waived and/or reimbursed — class specific	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Emerging Markets
Institutional	$161,357	$190,004
Investor A	147,031	276,897
Investor C	37,312	82,150
Class K	804	1,068

Total	$346,504	$550,119

Long-Horizon Equity
Investor A	$—	$219
Class R	54	—

Total	$54	$219

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts reimbursed were as follows:

	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Emerging Markets	$—	$15,473
Latin America	—	2,809

The Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Period from 01/01/20 to 04/30/20	Year Ended 12/31/19	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Asian Dragon	$364	$1,773	$—	$—
Emerging Markets	—	—	4,328	5,010
Latin America	—	—	755	2,043
Long-Horizon Equity	—	—	1,552	3,163

With respect to Emerging Market’s contractual expense limitation, if during Emerging Market’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as Fund’s investment adviser or administrator.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

The following fund level and class specific waivers and/or reimbursements previously recorded by Emerging Market, which were subject to recoupment by the Manager, expired on December 1, 2019:

Fund level	$741,946
Institutional	278,294
Investor A	463,604
Investor C	141,421
Class K	1,494

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. Each Fund paid BIM the following amounts for securities lending agent services:

	Period from 01/01/20 to 04/30/20	Year Ended 12/31/19	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Asian Dragon	$36	$1,802	$—	$—
Emerging Markets	—	—	7,444	31,231
Latin America	—	—	1,525	4,049
Long-Horizon Equity	—	—	204	897

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Emerging Markets and Latin America are currently permitted to borrow under the Interfund Lending Program. Asian Dragon and Long-Horizon Equity are currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended April 30, 2020 for each Fund and the year ended December 31, 2019 for Asian Dragon and the year ended October 31, 2019 for Emerging Markets, Latin America and Long-Horizon Equity, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the period ended April 30, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
Purchases	$17,164,562	$891,200,218	$66,279,087	$67,263,117
Sales	31,545,672	461,931,784	78,802,896	94,390,069

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Asian Dragon’s U.S. federal tax returns generally remains open for the period ended April 30, 2020 and each of the four years ended December 31, 2019. The statute of limitations on Emerging Market’s, Latin America’s and Long-Horizon Equity’s U.S. federal tax returns generally remains open for the period ended April 30, 2020 and each of the four years ended October 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to net operating losses were reclassified to the following accounts:

	Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
Paid-in capital	$(340,179)	$—	$—	$—
Accumulated earnings	$340,179	$—	$—	$—

The tax character of distributions paid was as follows:

	Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity (a)
Ordinary income
04/30/20	$—	$10,773,269	$2,732,822	$3,774,858
12/31/19	1,146,690	—	—	—
12/31/18	2,092,503	—	—	—
10/31/19	—	2,142,836	1,459,516	4,304,199
10/31/18	—	739,447	1,620,387	1,053,249
Long-term capital gains
04/30/20	—	—	—	25,186,963
12/31/19	—	—	—	—
12/31/18	5,448,880	—	—	—
10/31/19	—	—	—	14,696,781
10/31/18	—	—	—	9,860,064

Total 04/30/20	$—	$10,773,269	$2,732,822	$28,961,821

12/31/19	1,146,690	—	—	—

12/31/18	7,541,383	—	—	—

10/31/19	—	2,142,836	1,459,516	19,000,980

10/31/18	—	739,447	1,620,387	10,913,313

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings (loss) were as follows:

	Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
Undistributed ordinary income	$362,420	$4,442,567	$759,282	$537,273
Undistributed long-term capital gains	—	—	—	10,715,114
Non-expiring Capital loss carryforwards (a)	(3,108,637)	(7,727,444)	(19,278,651)	—
Net unrealized gains (losses) (b)	5,266,583	(37,644,100)	(17,903,869)	32,494,795

Total	$2,520,366	$(40,928,977)	$(36,423,238)	$43,747,182

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements and the timing and recognitiion of partnership income.

During the period ended April 30, 2020, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
$3,056,301	$1,703,846	$—	$—

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

As of April 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
Tax cost	$116,533,856	$1,106,182,294	$99,300,677	$195,516,487

Gross unrealized appreciation	$23,266,980	$61,748,282	$4,200,707	$48,096,925
Gross unrealized depreciation	(18,004,224)	(99,396,186)	(22,123,751)	(15,576,642)

Net unrealized appreciation (depreciation)	$5,262,756	$(37,647,904)	$(17,923,044)	$32,520,283

9.	BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended April 30, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Asian Dragon, Emerging Markets and Latin America invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Long-Horizon Equity invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Asian Dragon and Emerging Markets invests a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 01/01/20 to 04/30/20		Year Ended 12/31/19		Year Ended 12/31/18
Asian Dragon	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	86,928	$1,355,589	196,867	$3,023,898	398,524	$6,725,845
Shares issued in reinvestment of distributions	—	—	36,072	560,420	222,559	3,118,102
Shares redeemed	(344,534)	(5,246,645)	(921,993)	(13,971,847)	(2,126,547)	(35,515,755)

Net decrease	(257,606)	$(3,891,056)	(689,054)	$(10,387,529)	(1,505,464)	$(25,671,808)

Investor A
Shares sold and automatic conversion of shares	126,670	$1,898,480	375,024	$5,571,428	583,361	$9,297,051
Shares issued in reinvestment of distributions	—	—	28,556	437,705	232,764	3,222,523
Shares redeemed	(444,065)	(6,727,230)	(1,159,298)	(17,160,527)	(1,999,533)	(32,260,566)

Net decrease	(317,395)	$(4,828,750)	(755,718)	$(11,151,394)	(1,183,408)	$(19,740,992)

Investor C
Shares sold	6,652	$65,829	29,195	$289,229	70,840	$813,486
Shares issued in reinvestment of distributions	—	—	879	8,856	26,489	248,397
Shares redeemed and automatic conversion of shares	(51,435)	(513,924)	(158,296)	(1,560,152)	(427,193)	(4,428,383)

Net decrease	(44,783)	$(448,095)	(128,222)	$(1,262,067)	(329,864)	$(3,366,500)

					Period from 01/25/18 (a) to 10/31/18
Class K
Shares sold	24,265	$400,047	20,011	$305,724	65,742	$1,127,567
Shares issued in reinvestment of distributions	—	—	288	4,475	1,491	20,933
Shares redeemed	(10,348)	(148,979)	(10,529)	(156,550)	(34,378)	(532,436)

Net increase	13,917	$251,068	9,770	$153,649	32,855	$616,064

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

	Period from 01/01/20 to 04/30/20		Year Ended 12/31/19		Year Ended 12/31/18
Class R
Shares sold	11,837	$124,539	27,941	$315,254	174,833	$2,310,726
Shares issued in reinvestment of distributions	—	—	366	4,206	11,685	123,678
Shares redeemed	(23,660)	(259,352)	(139,917)	(1,611,591)	(211,407)	(2,718,414)

Net decrease	(11,823)	$(134,813)	(111,610)	$(1,292,131)	(24,889)	$(284,010)

Total Decrease	(617,690)	$(9,051,646)	(1,674,834)	$(23,939,472)	(3,010,770)	$(48,447,246)

	Period from 11/01/19 to 04/30/20		Year Ended 10/31/19		Year Ended 10/31/18
Emerging Markets	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	23,561,590	$556,563,618	12,088,561	$278,694,896	3,384,432	$77,931,207
Shares issued in reinvestment of distributions	173,542	4,361,104	36,673	763,179	13,350	305,849
Shares redeemed	(6,600,213)	(153,705,073)	(4,307,217)	(98,532,465)	(2,013,234)	(46,255,182)

Net increase	17,134,919	$407,219,649	7,818,017	$180,925,610	1,384,548	$31,981,874

Investor A
Shares sold and automatic conversion of shares	1,574,412	$35,871,783	2,162,003	$47,765,956	1,053,700	$23,758,562
Shares issued in reinvestment of distributions	106,562	2,585,191	49,886	1,002,228	14,732	325,576
Shares redeemed	(1,132,079)	(25,247,600)	(1,823,297)	(40,087,204)	(2,428,708)	(54,510,104)

Net increase (decrease)	548,895	$13,209,374	388,592	$8,680,980	(1,360,276)	$(30,425,966)

Investor C
Shares sold	91,323	$1,827,114	197,076	$3,588,726	175,217	$3,372,402
Shares issued in reinvestment of distributions	10,549	215,929	—	—	—	—
Shares redeemed and automatic conversion of shares	(316,858)	(6,110,969)	(687,693)	(12,548,184)	(985,252)	(18,697,435)

Net decrease	(214,986)	$(4,067,926)	(490,617)	$(8,959,458)	(810,035)	$(15,325,033)

					Period from 01/25/18 (a) to 10/31/18
Class K
Shares sold	4,505,117	$108,687,600	4,575,144	$104,690,393	88,877	$2,136,812
Shares issued in reinvestment of distributions	94,033	2,363,049	662	13,780	—	—
Shares redeemed	(1,568,879)	(32,989,999)	(179,827)	(4,162,697)	(16,588)	(368,915)

Net increase	3,030,271	$78,060,650	4,395,979	$100,541,476	72,289	$1,767,897

Total Increase (Decrease)	20,499,099	$494,421,747	12,111,971	$281,188,608	(713,474)	$(12,001,228)

	Period from 11/01/19 to 04/30/20		Year Ended 10/31/19		Year Ended 10/31/18
Latin America	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	126,931	$6,313,371	397,884	$20,090,723	511,404	$25,829,818
Shares issued in reinvestment of distributions	18,242	970,126	13,576	627,207	14,173	678,883
Shares redeemed	(305,518)	(12,577,223)	(635,011)	(32,333,395)	(608,857)	(29,561,536)

Net decrease	(160,345)	$(5,293,726)	(223,551)	$(11,615,465)	(83,280)	$(3,052,835)

Investor A
Shares sold and automatic conversion of shares	51,824	$2,261,436	246,309	$12,263,903	188,703	$9,443,430
Shares issued in reinvestment of distributions	26,051	1,370,008	14,495	662,163	15,993	757,299
Shares redeemed	(200,342)	(8,833,078)	(405,893)	(20,258,538)	(551,694)	(26,525,071)

Net decrease	(122,467)	$(5,201,634)	(145,089)	$(7,332,472)	(346,998)	$(16,324,342)

Investor B(b)
Shares redeemed	—	$—	—	$—	(421)	$(19,131)

Net decrease	—	$—	—	$—	(421)	$(19,131)

Investor C
Shares sold	1,215	$43,097	7,139	$329,235	17,719	$828,685
Shares issued in reinvestment of distributions	849	40,958	—	—	—	—
Shares redeemed and automatic conversion of shares	(34,341)	(1,461,933)	(145,500)	(6,472,095)	(123,881)	(5,384,242)

Net decrease	(32,277)	$(1,377,878)	(138,361)	$(6,142,860)	(106,162)	$(4,555,557)

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Period from 11/01/19 to 04/30/20		Year Ended 10/31/19		Period from 01/25/18 (a) to 10/31/18
Latin America	Shares	Amount	Shares	Amount	Shares	Amount
Class K
Shares sold	1,091	$50,058	2,386	$120,960	21,112	$1,132,641
Shares issued in reinvestment of distributions	236	12,536	157	7,260	—	—
Shares redeemed	(1,910)	(87,296)	(4,107)	(208,667)	(5,082)	(233,113)

Net increase (decrease)	(583)	$(24,702)	(1,564)	$(80,447)	16,030	$899,528

Total Decrease	(315,672)	$(11,897,940)	(508,565)	$(25,171,244)	(520,831)	$(23,052,337)

	Period from 11/01/19 to 04/30/20		Year Ended 10/31/19		Year Ended 10/31/18
Long-Horizon Equity	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	167,207	$2,178,422	329,372	$4,388,186	525,255	$6,996,078
Shares issued in reinvestment of distributions	299,458	4,090,593	215,933	2,550,211	117,475	1,509,564
Shares redeemed	(442,182)	(5,616,059)	(846,997)	(11,019,854)	(893,071)	(11,902,286)

Net increase (decrease)	24,483	$652,956	(301,692)	$(4,081,457)	(250,341)	$(3,396,644)

Investor A
Shares sold and automatic conversion of shares	248,776	$3,323,518	1,013,115	$13,500,578	456,829	$6,116,589
Shares issued from conversion(b)	—	—	—	—	1,811	23,620
Shares issued in reinvestment of distributions	1,441,457	19,704,712	1,036,950	12,246,708	534,806	6,872,268
Shares redeemed	(1,175,273)	(15,071,500)	(2,445,095)	(32,180,457)	(2,505,875)	(33,418,082)

Net increase (decrease)	514,960	$7,956,730	(395,030)	$(6,433,171)	(1,512,429)	$(20,405,605)

Investor B
Shares sold	—	$—	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	—	—	67	868
Shares converted(b)	—	—	—	—	(1,781)	(23,620)
Shares redeemed	—	—	—	—	(249)	(3,272)

Net decrease	—	$—	—	$—	(1,963)	$(26,024)

Investor C
Shares sold	15,103	$197,951	31,364	$392,633	20,768	$275,776
Shares issued in reinvestment of distributions	54,732	753,108	45,316	536,990	62,197	794,261
Shares redeemed and automatic conversion of shares	(124,238)	(1,568,723)	(924,605)	(12,189,498)	(620,340)	(8,192,890)

Net decrease	(54,403)	$(617,664)	(847,925)	$(11,259,875)	(537,375)	$(7,122,853)

Class R
Shares sold	7,349	$101,069	13,260	$179,086	16,622	$223,023
Shares issued in reinvestment of distributions	5,850	80,788	5,796	68,967	5,211	67,279
Shares redeemed	(12,718)	(175,825)	(48,087)	(640,690)	(98,181)	(1,300,806)

Net increase (decrease)	481	$6,032	(29,031)	$(392,637)	(76,348)	$(1,010,504)

Total Increase (Decrease)	485,521	$7,998,054	(1,573,678)	$(22,167,140)	(2,378,456)	$(31,961,630)

(a)	Commencement of operations.
(b)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

As of April 30, 2020, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Class K
Asian Dragon	10,701
Latin America	3,577

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	67

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc., and BlackRock Long-Horizon Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc., and BlackRock Long-Horizon Equity Fund (the “Funds”), including the schedules of investments, as of April 30, 2020, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2020, and the results of their operations, changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
BlackRock Asian Dragon Fund, Inc.	For the period from January 1, 2020 through April 30, 2020 and for the year ended December 31, 2019	For the period from January 1, 2020 through April 30, 2020 and for each of the two years in the period ended December 31, 2019	For the period from January 1, 2020 through April 30, 2020 and for each of the five years in the period ended December 31, 2019
BlackRock Emerging Markets Fund, Inc.	For the period from November 1, 2019 through April 30, 2020 and for the year ended October 31, 2019	For the period from November 1, 2019 through April 30, 2020 and for each of the two years in the period ended October 31, 2019	For the period from November 1, 2019 through April 30, 2020 and for each of the five years in the period ended October 31, 2019
BlackRock Latin America Fund, Inc.	For the period from November 1, 2019 through April 30, 2020 and for the year ended October 31, 2019	For the period from November 1, 2019 through April 30, 2020 and for each of the two years in the period ended October 31, 2019	For the period from November 1, 2019 through April 30, 2020 and for each of the five years in the period ended October 31, 2019
BlackRock Long-Horizon Equity Fund	For the period from November 1, 2019 through April 30, 2020 and for the year ended October 31, 2019	For the period from November 1, 2019 through April 30, 2020 and for each of the two years in the period ended October 31, 2019	For the period from November 1, 2019 through April 30, 2020 and for each of the five years in the period ended October 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2020 that qualified for the dividends-received deduction were as follows:

Fund	Dividends-Received Deduction
Asian Dragon	2.61%
Latin America	1.65
Long-Horizon Equity	99.57

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2020:

Fund	Qualified Dividend Income
Asian Dragon	$840,956
Emerging Markets	12,731,794
Latin America	5,040,294
Long-Horizon Equity	6,337,591

For the fiscal year ended April 30, 2020, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

Fund	Foreign Source Income Earned	Foreign Taxes Paid
Asian Dragon	$725,500	$96,241
Emerging Markets	18,596,944	1,871,559
Latin America	7,764,765	720,701

For the fiscal year ended April 30, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Interest-Related Dividends
Emerging Markets	$283,468

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended April 30, 2020:

Fund	Federal Obligation Interest
Emerging Markets	$171,362

The following distribution amounts are hereby designated for the fiscal year ended April 30, 2020:

Fund	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Long-Horizon Equity	$2,381,827	$25,186,963

IMPORTANT TAX INFORMATION	69

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Directors (the “Board”) of BlackRock Asian Dragon Fund, Inc., on behalf of BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc., on behalf of BlackRock Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc., on behalf of BlackRock Latin America Fund, Inc. and BlackRock Long-Horizon Equity Fund on behalf of BlackRock Long-Horizon Equity Fund, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 150 Portfolios	None
Bruce R. Bond 1946	Director (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 150 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 150 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 150 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 150 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 150 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	71

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 150 Portfolios

Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	36 RICs consisting of 150 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 150 Portfolios	None
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 150 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 150 Portfolios	None
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 150 Portfolios	None

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 261 Portfolios	None
John M. Perlowski (e) 1964	Director (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 262 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Director on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

DIRECTOR AND OFFICER INFORMATION	73

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Funds serve at the pleasure of the Board.

Further information about each Fund’s Directors and Officers is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2019, Robert M. Hernandez retired as Director of the Funds.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Sub-Adviser

BlackRock Asset Management

North Asia Limited(a)

Hong Kong

BlackRock International Limited(b)

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Asian Dragon and Emerging Markets only.
(b)	For Long-Horizon Equity only.

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	75

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

KRW	Korean Won

Portfolio Abbreviations

ADR	American Depositary Receipts

NVDR	Non-voting Depository Receipts

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GLEQ4-4/20-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty Henry R. Keizer Kenneth L. Urish Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock Latin America Fund, Inc.	$35,700	$36,006	$0	$2,000	$14,900	$16,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[3]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 The registrant changed its fiscal year end from October 31 to April 30 effective April 30, 2020 whereby this fiscal year consists of the six months ended April 30, 2020.

4 Non-audit fees of $1,984,00 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock Latin America Fund, Inc.	$14,900	$18,200

1 The registrant changed its fiscal year end from October 31 to April 30 effective April 30, 2020 whereby this fiscal year consists of the six months ended April 30, 2020.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$1,984,000	$2,050,500

1 The registrant changed its fiscal year end from October 31 to April 30 effective April 30, 2020 whereby this fiscal year consists of the six months ended April 30, 2020.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Latin America Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Latin America Fund, Inc.

Date:	July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Latin America Fund, Inc.

Date:	July 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Latin America Fund, Inc.

Date:	July 2, 2020